                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)

   Filed by the Registrant   |X|
   Filed by a Party other than the Registrant   |_|

   Check the appropriate box:
   |_|  Preliminary Proxy Statement
   |_|  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
   |X|  Definitive Proxy Statement
   |_|  Definitive Additional Materials
   |_|  Soliciting Material Pursuant to ss.240.14a-12

                            JOURNAL REGISTER COMPANY
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                (Name of Registrant as Specified In Its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)   Title of each class of securities to which transaction applies
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   2)   Aggregate number of securities to which transaction applies:
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   3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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   |_|   Fee paid previously with preliminary materials.
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   |_|   Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the
         offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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   1) Amount Previously Paid:
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   4) Date Filed:
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                         [JOURNAL REGISTER LOGO OMITTED]
                    790 Township Line Road Yardley, PA 19067

                                  April 2, 2007

Dear Stockholder:

         You are cordially invited to attend the 2007 Annual Meeting of
Stockholders of Journal Register Company, which will be held on Wednesday, May
2, 2007 at our corporate offices, 790 Township Line Road, Suite 300, Yardley, PA
19067, at 11:00 a.m., local time.

         The business to be considered and voted on at the 2007 Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and
Proxy Statement. We hope that many of you will be able to attend our 2007 Annual
Meeting in person. If you plan to attend, please write your name on the enclosed admission ticket and bring it with you to the 2007 Annual Meeting.

         Whether or not you plan to attend the 2007 Annual Meeting in person, it is important that your shares of Common Stock be represented and voted at the
2007 Annual Meeting. Accordingly, after reading the enclosed Notice of Annual
Meeting of Stockholders and Proxy Statement, please sign, date and return the enclosed proxy card in the postage-paid envelope provided.

         Thank you for your support of Journal Register Company.

                                              Sincerely,

                                              Robert M. Jelenic
                                              Chairman & Chief Executive Officer

                            JOURNAL REGISTER COMPANY
                             790 TOWNSHIP LINE ROAD
                                YARDLEY, PA 19067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2007

                                  April 2, 2007

To the Stockholders of Journal Register Company:

         NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of
Journal Register Company, a Delaware corporation, will be held on Wednesday, May
2, 2007, at 11:00 a.m., local time, at our corporate offices, 790 Township Line
Road, Suite 300, Yardley, Pennsylvania, for the following purposes:

     (1)  to elect three Class A directors to hold office until the 2010 Annual
          Meeting of Stockholders;

     (2)  approve the amended and restated 1997 Stock Incentive Plan;

     (3)  to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company for fiscal year
          2007; and

     (4)  to transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 20,
2007 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the 2007 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. A list of such stockholders will be available on May 2, 2007 and during ordinary business hours for ten days prior to the meeting at the offices of the Company at 790 Township
Line Road, Suite 300, Yardley, Pennsylvania 19067 for inspection by any stockholder for any purpose germane to the meeting.

                                         By Order of the Board of Directors,

                                         Edward J. Yocum, Jr.
                                         Vice President, General Counsel
                                         & Corporate Secretary

                                       TABLE OF CONTENTS

Proxy Statement..................................................................................1

                                    ABOUT THE ANNUAL MEETING

What is the difference between holding shares as a stockholder of

What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?................................4

How may I obtain Journal Register's Annual Report on Form 10-K?..................................4

Where can I find more information about Journal Register Company?................................4

How can I get a copy of by-law provisions?.......................................................4

                                      CORPORATE GOVERNANCE

Procedure for Reporting Complaints Regarding Accounting Practices, Internal
Accounting Controls and Audit Practices..........................................................6

Policy on Director Attendance at Annual Meeting..................................................6

                                       i

                                        BOARD OF DIRECTORS

                                       PROPOSALS TO BE VOTED

                                      EXECUTIVE COMPENSATION

                                       ii

                            JOURNAL REGISTER COMPANY
                             790 TOWNSHIP LINE ROAD
                                YARDLEY, PA 19067

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Journal Register Company ("JRC," the "Company,"
"we," "us," or "our") in connection with our 2007 Annual Meeting of Stockholders
(the "Annual Meeting") to be held at 11 a.m. Eastern Time on May 2, 2007, at our corporate offices, 790 Township Line Road, Yardley, Pennsylvania 19067. As a
stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy
Statement. This Proxy Statement, form of proxy and voting instructions are being distributed on or about April 2, 2007. The costs of this proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials, are borne by the Company.

WHO MAY ATTEND THE MEETING?

Your proxy card is your invitation to attend the Annual Meeting. If you plan to attend the Annual Meeting, please vote your proxy prior to the meeting, but you may also bring your proxy card and vote at the meeting as explained below.

No cameras, recording equipment or electronic devices will be permitted in the
Annual Meeting.

WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Holders of Journal Register Company common stock ("Common Stock") at the close of business on the record date of March 20, 2007, are entitled to vote their shares at the Annual Meeting. On the record date, there were 39,136,242 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held by you as the beneficial owner through a broker, trustee or other nominee such as a bank.

HOW DO I VOTE MY SHARES AT THE ANNUAL MEETING?

If you are a stockholder of record of JRC Common Stock (that is, your shares are registered directly in your name in JRC's stock records maintained by JRC's transfer agent, The Bank of New York), you may complete and sign the accompanying proxy card and return it to Journal Register Company or deliver it in person. "Street name" or beneficial owner stockholders of JRC Common Stock
(that is, stockholders who hold stock through a brokerage account or by another trustee or nominee) who wish to vote at the Annual Meeting, will need to obtain a proxy form from the broker, trustee or nominee that holds their shares and follow the voting instructions on the form provided by the broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual
Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee will enclose or otherwise provide voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

Your vote is important. Stockholders of record can vote by mail or by attending the Annual Meeting and voting by ballot as described below. (Please note, if you are a beneficial owner, please refer to your proxy card or the information sent by your bank, broker or other holder of record to see which options are available to you).

If you sign and return your proxy card but do not mark your voting instructions on your proxy card, your shares will be voted:

         for the election of the three named nominees for director, for the approval of the amended and restated 1997 Stock Incentive Plan, for the proposal to ratify the appointment of Grant Thornton LLP as the
         Company's independent registered public accounting firm for 2007, and according to the best judgment of Robert M. Jelenic, Julie A. Beck and
         Edward J. Yocum if a proposal comes up for vote at the Annual Meeting that is not on the proxy card.

WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

The items of business scheduled to be voted on at the Annual Meeting are:

         Proposal 1:  election of three Class A directors,

         Proposal 2:  approval of the amended and restated 1997 Stock Incentive
                      Plan; and

         Proposal 3:  ratification of Grant Thornton LLP as the independent registered public accounting firm for 2007.

We will also consider other business that properly comes before the Annual
Meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

Our Board of Directors recommends that you vote your shares "FOR" each of the
Class A nominees to the Board of Directors, "FOR" the approval of the amended and restated 1997 Stock Incentive Plan, and "FOR" the ratification of Grant
Thornton LLP as our independent registered public accounting firm for 2007.

CAN I CHANGE MY VOTE?

If you are a stockholder of record, you can revoke your proxy and change your vote at any time before the proxy is exercised by:

      -  timely written notice to the Corporate Secretary of the Company,

      -  timely delivery of a valid, later-dated proxy,

      -  voting by ballot at the Annual Meeting.

For shares you hold as beneficial owner, you may change your vote by submitting new voting instructions to your broker, trustee, nominee or other record holder;
or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, you can change your vote by attending the meeting and voting in person.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant your proxy, the persons named as proxy holders, Robert M. Jelenic, Julie
A. Beck and Edward J. Yocum, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors. We know of no reason why any of the nominees will be unavailable or unable to serve.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person other than as provided under Nomination of Director Candidates on page 4.

WHAT CONSTITUTES A QUORUM?

The presence of the holders of a majority of the outstanding shares of Common
Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

We will pass out written ballots to any stockholder of record who wants to vote in person at the meeting. However, if you are the beneficial owner of shares held in street name, you must request and obtain a legal proxy, executed in your favor, from the broker, trustee, nominee or other holder of record in order to vote at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted if you later decide not to attend the Annual
Meeting.

WHAT ARE THE VOTING REQUIREMENTS TO APPROVE EACH OF THE PROPOSALS?

PROPOSAL 1: The Board of Directors recently amended the Company's By-laws to provide for majority voting for directors in uncontested elections. Accordingly, each of the three nominees for director will be elected if he receives the majority of the votes cast with respect to that director. Abstentions will not have any effect on the election of directors. Cumulative voting is not permitted.

PROPOSAL 2: The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required for its adoption. Abstentions on Proposal 2 will have the same effect as a vote against Proposal 2.

PROPOSAL 3: The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required for its adoption. Abstentions on Proposal 3 will have the same effect as a vote against Proposal 3.

You may vote "for" or "against" the approval of the amendment to the 1997 Stock
Incentive Plan and the ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm, or "abstain" from voting. If you abstain from voting, it will have the same effect as a vote "against" this proposal. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify this proposal.

Under the rules of the New York Stock Exchange ("NYSE"), if you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on routine matters, even if your broker does not receive voting instructions from you. The election of directors and the ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm are considered routine matters for this purpose.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will announce voting results at the meeting. We will publish these results in our quarterly report on Form 10-Q for the second quarter of 2007 which will be filed with the Securities and Exchange Commission ("SEC"). A copy of the report will be available in the Investor Relations section of our Web site at
http://www.JournalRegister.com and through the SEC's electronic data system
("EDGAR") at http://www.sec.gov. You can get a paper copy by contacting our
Investor Relations Department at (215) 504-4200 or the SEC at (202) 942-8090 for
the location of the nearest public reference room.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS
A BENEFICIAL OWNER?

Most Journal Register Company stockholders hold their shares through a broker or other nominee rather than directly in their own name. See answer to "How do I vote my shares at the Annual Meeting?" on page 1.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

Journal Register Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.
In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees,

who will not receive any additional compensation for such solicitation activities. We have also hired Georgeson Shareholder Communications Inc.
("Georgeson") to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Georgeson a fee of approximately $3,500 plus customary costs and expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

HOW CAN I GET A LIST OF STOCKHOLDERS?

The names of stockholders of record entitled to vote will be available at the
Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, between the hours of 8:30 a.m. and 5:30 p.m.,
Eastern Time, at our principal corporate offices at 790 Township Line Road,
Suite 300, Yardley, Pennsylvania, by contacting the Corporate Secretary of the
Company.

WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL
MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

STOCKHOLDER PROPOSALS. In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2008 annual meeting, the written proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8) and received by the Corporate Secretary of Journal Register Company no later than
December 4, 2007.

Stockholder proposals to be presented at the 2008 annual meeting which are not to be included in the Company's proxy materials must be received by the Company no later than 90 days and no more than 120 days in advance of next year's annual meeting in accordance with the procedures in the Company's By-laws.

NOMINATION OF DIRECTOR CANDIDATES. Stockholders may propose director candidates for consideration by the Corporate Governance Committee. To nominate a director, the stockholder must deliver the information required by the By-laws of the
Company and by Regulation 14A of the Securities Exchange Act of 1934. In
addition, the stockholder must give notice to the Corporate Secretary of the
Company no later than 90 days and no more than 120 days in advance of next year's annual meeting.

HOW MAY I OBTAIN THE COMPANY'S ANNUAL REPORT ON FORM 10-K?

A copy of our 2006 Annual Report on Form 10-K is enclosed. It is part of our
Annual Report to Stockholders. Stockholders may request another free copy of the
2006 Form 10-K from our corporate office address or it may be accessed on our
Web site at http://www.JournalRegister.com.

WHERE CAN I FIND MORE INFORMATION ABOUT JOURNAL REGISTER COMPANY?

Journal Register Company maintains a corporate Web site at
http://www.JournalRegister.com and stockholders can find additional information about the Company through the Investor Relations section of the Web site.
Visitors to the Investor Relations portion of the Web site can view and print copies of the Company's SEC filings, including Form 10-K, 10-Q, and 8-K as soon as reasonably practicable after those filings are made with the SEC. Copies of the charters for each of the Audit Committee, the Compensation Committee and the
Corporate Governance Committee and Journal Register Company's Code of Business
Conduct and Ethics are all available though the Web site. Alternatively, stockholders may obtain, without charge, copies of any of these documents by writing to Investor Relations at the Company's principal corporate offices.
Please note that the information contained on Journal Register Company's Web site is not incorporated by reference or considered to be a part of this Proxy
Statement.

HOW CAN I GET A COPY OF BY-LAW PROVISIONS?

You may contact the Corporate Secretary at our principal corporate offices for a copy of the relevant by-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors has adopted corporate governance guidelines, which comply with the minimum requirements of the corporate governance listing standards of the NYSE. From time to time we may further revise our Corporate Governance
Guidelines in response to changing regulatory requirements, evolving best practices, and the concerns of stockholders. Our Corporate Governance Guidelines are published on our Web site at http://www.JournalRegister.com in the "Investor
Relations" section under "Corporate Governance" and is available in print to any stockholder who requests it.

LEAD DIRECTOR AND EXECUTIVE SESSIONS

John L. Vogelstein has been appointed by the non-management directors to serve as the lead director of the meetings of the independent directors as required by the NYSE corporate governance listing standards. Mr. Vogelstein's responsibilities include acting as the principal liaison between the independent directors and the Chairman and Chief Executive Officer and coordinating the activities of the independent directors when acting as a group. The independent directors generally meet at each regularly scheduled Board meeting without the presence of management directors or employees of the Company to discuss various matters related to the oversight of the Company, the management of Board affairs and the Chief Executive Officer's performance.

COMMUNICATIONS WITH THE BOARD

Stockholders and other parties interested in communicating directly with the
Lead Director or with the independent directors as a group or the Board may do so by writing to the Lead Director, Journal Register Company, 790 Township Line
Road, Suite 300, Yardley, PA 19067, which contact information is also provided on our Web site. The Corporate Secretary of the Company, under the specific direction of the Lead Director, will review the correspondence and, unless the subject matter pertains to human resource matters that are to be forwarded to the Director of Human Resources, forward all other correspondence to the Lead
Director. The Lead Director will determine whether or not such communication warrants consideration by another committee of the Board or by the entire Board.
When appropriate, the Lead Director will respond to the communication on behalf of the independent directors. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's
Director of Internal Audit and/or General Counsel in accordance with the
Company's whistleblower policy described on page 6 under "Procedure for
Reporting Accounting, Internal Control and Audit Irregularities." Such matters are investigated by the Director of Internal Audit and/or the General Counsel
and are reported to the Audit Committee, and the Audit Committee directs remediation as it deems appropriate.

SELECTION OF NOMINEES AS DIRECTOR CANDIDATES

The Corporate Governance Committee considers candidates for Board membership suggested by its committee members and other Board members, as well as management and stockholders. The Corporate Governance Committee also has the authority to retain a third-party search firm to assist in identification of qualified candidates. A stockholder who wishes to recommend a candidate to be considered as a director nominee should notify the Lead Director in writing at
Lead Director, Journal Register Company, 790 Township Line Road, Suite 300,
Yardley, PA 19067, and include the supporting information required under applicable law and the Company's By-laws by December 31, 2007, to enable the
Corporate Governance Committee sufficient time to review the qualifications of candidates.

The Corporate Governance Committee is responsible for reviewing candidates and proposing candidates to the entire Board for director nominees. The Corporate
Governance Committee charter includes a provision which requires the Corporate
Governance Committee to review the qualifications of any candidate who has been submitted by a stockholder for consideration as a director nominee and advise the Board of its assessment. The procedure for evaluating candidates is identical to the procedure for evaluating candidates proposed by other directors, management or by a search firm hired by the Corporate Governance
Committee.

DIRECTOR INDEPENDENCE DETERMINATION

In accordance with the NYSE corporate governance listing standards, the Board made its annual review of director independence to determine whether or not any non-management directors had any material relationships or had engaged in material transactions with the Company. As a result of this review, the Board affirmatively determined that all of the non-management directors are independent under the NYSE corporate governance listing standards.

JOURNAL REGISTER COMPANY POLICY ON BUSINESS ETHICS AND CONDUCT

All of our employees are required to abide by Journal Register Company's Code of
Business Conduct and Ethics to ensure that our business is conducted in accordance with the requirements of law and the highest standards of ethics. In addition, the Company also maintains a Code of Ethics for the Chief Executive
Officer and the Senior Financial Officers. The Code of Business Conduct and
Ethics and the Code of Ethics for the CEO and Senior Financial Officers contains provisions on financial ethics consistent with the ethics requirements of the
SEC that were instituted pursuant to the Sarbanes-Oxley Act of 2002 ("SOX") and the corporate governance listing standards of the NYSE.

The full text of our Code of Business Conduct and Ethics is published on our Web site at http://www.JournalRegister.com under "Investor Relations" and the
"Corporate Governance" section and is available in print to any stockholder who requests it. In accordance with the SEC rules, we will disclose any future amendments to the Code of Business Conduct and Ethics and any waivers of such code that affect directors, executive officers and senior financial personnel within two business days following such amendment or waiver.

PROCEDURE FOR REPORTING COMPLAINTS REGARDING ACCOUNTING PRACTICES, INTERNAL
ACCOUNTING CONTROLS AND AUDIT PRACTICES

In accordance with the SEC regulations adopted pursuant to SOX, the Audit
Committee has adopted a procedure for the receipt, retention and handling of complaints regarding accounting practices, internal accounting controls and auditing practices. This policy and procedure has been integrated into the
Company's existing "whistleblower" policy, which allows the confidential and anonymous reporting of such matters via a "hotline." Additionally, such complaints can be reported directly to the Director of Internal Audit and/or the
General Counsel. The policy provides that the complaints be reported to the
Director of Internal Audit and/or General Counsel for review, at which time they will be forwarded to the Audit Committee for further investigation and handling as the Audit Committee deems appropriate.

POLICY ON DIRECTOR ATTENDANCE AT ANNUAL MEETING

Journal Register Company's Corporate Governance Guidelines provide that Board members are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Board members are expected to be in attendance at the Annual Meeting of Stockholders.

                               BOARD OF DIRECTORS

NOMINEES FOR DIRECTOR (CLASS A) -- TO HOLD OFFICE UNTIL THE 2010 ANNUAL MEETING
OF STOCKHOLDERS

JAMES W. HALL, age 60, has been a director of the Company since July 2003 and currently serves on the Audit Committee as well as Chairman of the Corporate
Governance Committee. From January 2003 to June 2004, Mr. Hall served
GrowthWorks (WVIS) Ltd., a venture capital fund manager, in a transition role as
Senior Vice President, Investments. From July 1990 to December 2002, he was
Senior Vice President and Chief Investment Officer of Working Ventures Canadian
Fund Inc. and Working Ventures II Technology Fund Inc., where he was responsible for the core investment management activities of the funds. After beginning his career as a Chartered Accountant, Mr. Hall subsequently held senior positions at
Citicorp and Lloyds Bank Canada. He is a former Trustee of General Donlee Income
Fund and presently serves on the Board of Directors of Indigo Books & Music Inc.
and Global Credit Pref Corp., and is a Trustee of Terra Vest Income Fund, each of which is listed on the Toronto Stock Exchange.

STEPHEN P. MUMBLOW, age 51, has been a director of the Company since December
2004 and currently serves as Chairman of the Audit Committee. Since January
2002, Mr. Mumblow has served as the President of Manhan Media, Inc., an investment company in the media industry. From August 1998 to January 2002, Mr.
Mumblow was the President and a Director of Communications Corporation of
America, a television and radio broadcasting company. Mr. Mumblow was a Managing
Director of Chase Securities, Inc., an investment banking firm, from March 1988 to August 1998. Prior to that, he was a Vice President of Michigan Energy
Resources Company, an intrastate natural gas utility company and cable television and broadcasting concern, and Citibank, N.A., a commercial bank. He presently serves on the Board of Directors of Lamar Advertising Company
and is a member of the Compensation and Nominating & Governance Committees and
Chairman of the Audit Committee.

BURTON B. STANIAR, age 65, has been a director of the Company since May 2001 and currently serves on the Compensation Committee and the Corporate Governance
Committee. Mr. Staniar is Chairman of Knoll, Inc. a global office furnishing company. Prior to joining Knoll, Inc. in 1994, Mr. Staniar was Chairman of
Westinghouse Broadcasting Company, which operated television and radio stations, a television production company and cable programming ventures. He was named
Chairman of Westinghouse Broadcasting Company in 1987 after previously serving as President of Group W Cable, Inc. Mr. Staniar has also held marketing and general management positions at Colgate-Palmolive Company and Church & Dwight
Co., Inc. Mr. Staniar is a director at Knoll, Inc.

CONTINUING DIRECTORS (CLASS B) -- TO HOLD OFFICE UNTIL THE 2008 ANNUAL MEETING
OF STOCKHOLDERS

JOSEPH A. LAWRENCE, age 57, has been a director of the Company since August 1997 and currently serves as Chairman of the Corporate Governance Committee. From
June 1997 to January 1999, Mr. Lawrence was Executive Vice President and Chief
Administrative Officer of Qwest. Prior to June 1998, Mr. Lawrence was Executive
Vice President and Chief Financial Officer of LCI International, Inc. ("LCI").
Mr. Lawrence joined LCI in October 1993 as Senior Vice President of Finance and
Development and Chief Financial Officer, assuming the role of Executive Vice
President and Chief Financial Officer in August 1997. From 1990 to 1993, Mr.
Lawrence was Senior Vice President of Finance and Administration for MCI
Communications Corporation's Consumer Markets division and from 1985 to 1990 was
Vice President of Finance for MCI Communications Corporation's Mid-Atlantic
division.

LAURNA GODWIN-HUTCHINSON, age 47, has served on the Board of Directors since
2005 and is currently a member of the Compensation Committee and the Corporate
Governance Committee. Ms. Godwin-Hutchinson is the President of Vector
Communications Corporation, a public engagement and communications consulting firm that she co-founded in 1998. Prior to that time, Ms. Godwin-Hutchinson served as a broadcast journalist for nearly twenty years and is a three-time
Emmy award winner and a 2006 recipient of the Quest Award from the National
Federation of Press Women - Missouri affiliate for continued high standards of professional excellence. Ms. Godwin-Hutchinson is an active volunteer in community affairs, and currently serves as Chairman of the Board of the Girl
Scout Council of Greater St. Louis; a trustee of the Greater St. Louis Community
Foundation; and as a member of the Board of Directors of the United Way of
Greater St. Louis, the St. Louis Regional Chamber and Growth Association and
Women of Achievement.

CONTINUING DIRECTORS (CLASS C) -- TO HOLD OFFICE UNTIL THE 2009 ANNUAL MEETING
OF STOCKHOLDERS

ROBERT M. JELENIC, age 56, is Chairman and Chief Executive Officer of the
Company. Mr. Jelenic was President and Chief Executive Officer from the inception of the Company to June 2005 and has been Chairman of the Company since
1997. Mr. Jelenic has also been a director of the Company and its predecessors for over ten years. A Chartered Accountant, Mr. Jelenic began his business career with Arthur Andersen in Toronto, Canada. Mr. Jelenic has 30 years of senior management experience in the newspaper industry, including 12 years with the Toronto Sun Publishing Corp. Mr. Jelenic graduated Honors, Bachelor of
Commerce from Laurentian University, Sudbury, Ontario. Mr. Jelenic is a director of the Audit Bureau of Circulations ("ABC") and Lamar Advertising Company, where he also serves on its Audit Committee.

JOHN L. VOGELSTEIN, age 72, has been a director of the Company and its predecessors for more than ten years. He currently serves on the Compensation
Committee and the Corporate Governance Committee for the Company. Mr. Vogelstein
is a General Partner of Warburg Pincus & Co. and a Member and Senior Advisor of
Warburg Pincus LLC, where he has been employed since 1967. Mr. Vogelstein is a director of Mattel, Inc. and Flamel Technologies S.A.

                         BOARD AND COMMITTEE MEMBERSHIP

The business of the Company is managed under the oversight of our Board of
Directors. The Board is currently comprised of seven members and has regularly scheduled meetings and special meetings as necessary to effectively oversee the business of the Company. In addition to meetings of the full Board, the independent directors have separate meetings among themselves and also have the opportunity to meet with other officers and review materials as provided to them or requested by them in order to be properly informed as to the business affairs of the Company.

During 2006, the Board held eight regularly scheduled meetings. The Board has an
Audit Committee, a Compensation Committee and a Corporate Governance Committee.
All of the incumbent directors attended at least 75% percent of the meetings of the Board and Board committees on which they served during their tenure as a director and committee member.

The following table provides membership and meeting information for each of the committees of the Board as of December 31, 2006.

                                                                   CORPORATE
                                    AUDIT       COMPENSATION      GOVERNANCE
DIRECTOR                          COMMITTEE      COMMITTEE         COMMITTEE
--------                          ---------      ---------         ---------
L. Godwin-Hutchinson                                 X                 X
J. W. Hall                           X                                 X*
R. M. Jelenic
J. A. Lawrence                       X               X*
S. P. Mumblow                        X*
B. B. Staniar                                        X                 X
J. L. Vogelstein                                     X                 X
Meetings held in 2006                12              6                 4

* Committee Chairperson

THE AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Mumblow (Chairman), Hall, and
Lawrence, each of whom has been determined by the Board to be independent as required of audit committee members by the NYSE and by applicable rules of the
SEC. The Board of Directors has also determined that Mr. Mumblow, Mr. Lawrence and Mr. Hall possess accounting and related financial management expertise within the meaning of the listing standards of the NYSE and therefore qualifies as an "audit committee financial expert" as defined in applicable SEC rules.
During 2006, the Audit Committee held 12 meetings. No member of the Audit
Committee currently serves on the Audit Committee of more than three public companies. The Audit Committee is responsible for, among other things as set forth in the Audit Committee Charter, reviewing and helping to ensure the integrity of the Company's financial statements. The Audit Committee Charter is available on our Web site at http://www.JournalRegister.com and in print upon request to: Journal Register Company, Corporate Secretary, 790 Township Line
Road, Suite 300, Yardley, PA 19067; Telephone number: 215-504-4200.

THE COMPENSATION COMMITTEE

During 2006, the Compensation Committee, consisting of Messrs. Lawrence
(Chairman), Vogelstein, Staniar and Ms. Godwin-Hutchinson, held six meetings.
The Board has determined that each member of the committee satisfied the independence criteria established by the corporate governance listing standards of the NYSE, as revised in 2005. The Compensation Committee holds regularly scheduled meetings that its members deem necessary and appropriate to fulfill the responsibilities set forth in its Charter. These duties include:

     o    Determining the compensation of the Chief Executive Officer, Robert M.
          Jelenic, including base salary, annual incentive bonus and any long-term compensation, restricted stock and stock option grants;

     o    Reviewing and recommending to the Board for approval, taking into consideration the recommendation of the Chief Executive Officer, the compensation for the other executive officers, including base salary, annual incentive compensation and long-term compensation, restricted stock and stock option grants; and

     o    Assisting in development and implementation of the compensation philosophy of the Company.

The Compensation Committee Charter contains the duties and other responsibilities of the Compensation Committee. The Charter is available on our
Web site at http://www.JournalRegister.com and in print upon request to: Journal
Register Company, Corporate Secretary, 790 Township Line Road, Suite 300,
Yardley, PA 19067; Telephone number: 215-504-4200.

THE CORPORATE GOVERNANCE COMMITTEE

During 2006, the Corporate Governance Committee, consisting of Messrs. Hall
(Chairman), Staniar, Vogelstein and Ms. Godwin-Hutchinson, held four meetings.
The Corporate Governance Committee is responsible for, among other things, selecting potential candidates to serve as Board members, making recommendations to the Board concerning the

structure and membership of the other Board committees and overseeing annual self-evaluations of the Board and its committees. The Corporate Governance
Committee identifies potential candidates to serve as Board members by introduction from management, members of the Board, employees or other sources, including stockholders that satisfy the Company's policy regarding stockholder proposals. The Corporate Governance Committee evaluates all director candidates in the same manner regardless of the source of the recommendation. The Corporate
Governance Committee also advises the Board on corporate governance matters.

The Corporate Governance Committee is composed entirely of directors who meet the independence requirements of the NYSE. The Corporate Governance Committee
Charter contains the specific duties and responsibilities of the Committee. A copy of the Charter is available on our Web site at
http://www.JournalRegister.com and in print upon request to: Journal Register
Company, Corporate Secretary, 790 Township Line Road, Suite 300, Yardley, PA
19067; Telephone number: 215-504-4200.

      SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning beneficial ownership of the Company's Common Stock as of February 28, 2007, by (a) all persons known by the Company to be beneficial owners of more than five percent (5%) of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation table, and (d) all directors and the executive officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                 AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

                                                                    AMOUNT AND
                                                                    NATURE OF
                                                                    BENEFICIAL      PERCENTAGE
             NAME & ADDRESS OF BENEFICIAL OWNER                    OWNERSHIP(1)      OF CLASS
             ----------------------------------                    ------------      --------

Ariel Capital Management, LLC (2)
200 E. Randolph Drive - Suite 2900
Chicago, IL  60601..............................................     5,828,003         14.9%

Barclays Global Investors, NA (3)
45 Freemont Street
San Francisco, CA 94105.........................................     2,878,099          7.4%

T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street
Baltimore, MD  21202............................................     2,755,820          7.0%

Private Management Group, Inc. (5)
20 Corporate Park, Suite 400
Irvine, CA  92606...............................................     2,365,261          6.0%

Robert M. Jelenic (6)...........................................     2,520,834          6.4%
John L. Vogelstein (6)..........................................       990,193          2.5%
Joseph A. Lawrence (6)..........................................        77,143          *
Burton M. Staniar (6)...........................................        35,893          *
James W. Hall (6)...............................................        16,393          *
Stephen P. Mumblow (6)..........................................         3,143          *
Laurna Godwin-Hutchinson (6)....................................         3,143          *
Julie A. Beck...................................................            --          *
Thomas E. Rice (6)..............................................       231,474          *
Allen J. Mailman (6)............................................       187,255          *
Edward J. Yocum.................................................            --          *
All directors and executive officers as a group (11 persons)....     4,065,471         10.4%

* Represents beneficial ownership of less than 1 percent of the outstanding shares of Common Stock.

(1)  Beneficial ownership is determined in accordance with the rules of the SEC.
     In computing the number of shares beneficially owned by a person and the ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2007 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)  Based upon information contained in Schedule 13G filed by Ariel Capital
     Management, LLC on February 14, 2007 indicating that Ariel Capital
     Management has sole voting power for 3,209,983 shares and sole dispositive power for 5,813,838 shares.
(3)  Based upon information contained in Schedule 13G filed by Barclays Global
     Investors, NA ("BGI") on January 23, 2007 indicating that BGI has sole voting power for 2,878,099 which includes shares beneficially owned by other non-reporting entities.
(4)  Based upon information contained in Schedule 13G filed by T. Rowe Price
     Associates, Inc. on February 14, 2007 indicating that T. Rowe Price
     Associates has sole voting power for 803,220 shares and sole dispositive power for 2,755,820 shares.
(5)  Based upon information contained in Schedule 13G filed by Private
     Management Group, L.P. ("PMG") on February 6, 2007 indicating that PMG has sole voting and dispositive power for 2,365.261 shares and principal of PMG has sole voting and dispositive power for 2,365,261 shares.
(6)  Includes shares of Common Stock which these individuals have the right to acquire within 60 days of February 28, 2007 through (i) the exercise of stock options or (ii) the vesting of restricted stock units, as follows:
     Robert M. Jelenic, 2,197,917; John L. Vogelstein, 9,333; Joseph A.
     Lawrence, 69,333; Burton B. Staniar, 30,583; James W. Hall, 10,583; Stephen
     P. Mumblow, 333; Laurna Godwin-Hutchinson, 333; Thomas E. Rice, 231,474 and
     Allen J. Mailman, 176,255.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the
Company's directors and executive officers, and persons who own more than 10 percent of the Common Stock, to report their initial ownership of the Common
Stock and any subsequent changes in that ownership to the SEC and the NYSE, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2006. Based solely on a review of copies furnished to the
Company, or written representations that no reports were required, the Company believes that during 2006, its executive officers, directors and 10% holders complied with all filing requirements, other than with respect to Mr. Mailman, who inadvertently failed to timely report three sale transactions, each were subsequently reported on August 3, 2006.

                              PROPOSALS TO BE VOTED

                         ITEM I -- ELECTION OF DIRECTORS

The number of directors of the Company, as determined by the Board, is currently seven. The Board consists of three classes: Class A, Class B and Class C. One of the three classes, comprising one-third of the directors, is elected each year to succeed the directors whose terms are expiring. Directors hold office until the annual meeting for the year in which their terms expire and until their successors are elected and qualified unless, prior to that date, they have resigned, retired or otherwise left office. In accordance with the By-laws, the
Board has determined that Class A directors are to be elected at the Annual
Meeting, Class B directors are to be elected at the Annual Meeting of
Stockholders to be held in the year 2008 and Class C directors are to be elected at the Annual Meeting of Stockholders to be held in the year 2009.

Nominees for directors this year are Messrs. Burton B. Staniar, James W. Hall, and Stephen P. Mumblow. These three directors currently comprise Class A of the three classes of directors. For biographical information on these directors, see pages 6 & 7. Each nominee is currently serving as a director of the Company and has consented to serve a three-year term.

MAJORITY VOTING FOR DIRECTORS. In February 2007, the Board of Directors approved an amendment to the Company's By-laws to require each director to be elected by a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted "for" a director must exceed the number of votes cast "against" that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the
Annual Meeting, under Delaware law the director would continue to serve on the board of directors as a "holdover director." However, under the Company's
By-laws, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee would then make a recommendation to the Board of Directors whether to accept or reject the resignations, or whether other action should be taken. The Board of
Directors will act on the Corporate Governance Committee's recommendation and will publicly disclose its decision and, if the resignation is rejected, the rationale behind its decision within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board of Directors' decision.

                                       10

The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these nominees. The Board of
Directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors many nominate in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

      ITEM II -- APPROVAL OF AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

This section summarizes the material terms of the Amended and Restated 1997
Stock Incentive Plan (the "Amended 1997 Plan"). The summary is qualified in its entirety to the Amended 1997 Plan itself set forth in Appendix A.

On February 7, 2007, the Compensation Committee and the Board approved certain amendments to the Company's 1997 Stock Incentive Plan, as amended (the "1997
Plan"), subject to the approval of the stockholders. The Board adopted the amendments to the 1997 Plan, which include an extension of the term of the 1997
Plan, principally because the current stockholder-approved plan will expire on
May 6, 2007, and the Board believes that the Company should continue to have a stockholder-approved equity compensation plan in order to make equity compensation awards to attract and retain employees, executive officers, directors and other service providers. The Company is not seeking to increase the number of shares available for grant under the 1997 Plan. There are currently 763,730 shares available for future grants under the 1997 Plan plus any shares that become available for re-grant or re-issuance as a result of cancellation, forfeiture, repurchase, or expiration.

The amendments to the 1997 Plan will not become effective unless and until they are approved by the Company's stockholders. If the stockholders approve the 1997
Plan, this approval is intended to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code, as amended, (the "Code"), so as to permit the Company to deduct under federal income tax law certain amounts paid under the plan to executive officers that might otherwise not be deductible. If the amendments to the 1997 Plan are not approved by the stockholders, the 1997 Plan will expire on May 6, 2007 and no new equity awards may be issued under the 1997 Plan.

DESCRIPTION OF AMENDMENTS

The key changes made by the Amended 1997 Plan being submitted for approval are as follows:

     o    EXTENSION OF TERM. Under the Amended 1997 Plan, the term of the plan is extended through the tenth anniversary of stockholder approval of the Amended 1997 Plan. As noted above, the term of the 1997 Plan would otherwise expire on May 6, 2007.

     o    EXERCISE PRICE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Under
          the Amended 1997 Plan, stock options and stock appreciation rights
          ("SARs") must be granted with an exercise price no lower than the fair market value of a share of Company Common Stock on the date of grant.
          Under the 1997 Plan, such a requirement only applies to awards intended to qualify as "incentive stock options" under the Internal
          Revenue Code, although the Company's historic practice has been to set the exercise price of all stock options at the fair market value of a share of Common Stock on the date of grant. The Company believes that codification of this practice in the plan document is appropriate in light of current corporate governance norms and in light of recent tax legislation which subjects stock options and SARs that are granted with below-fair market value exercise prices to adverse tax treatment.
          Under the Amended 1997 Plan, calculation of fair market value for purposes of setting the exercise price of stock options is based on the closing price on the date of grant, which has become the prevailing market norm. Under the 1997 Plan, it is based on the average of the highest and lowest trading prices on such date.

     o    ELIMINATION OF TAX OFFSET BONUS PROVISION. The Amended 1997 Plan
          eliminates a provision of the 1997 Plan allowing the Company to grant tax offset bonuses to assist participants in paying taxes that become due in respect of awards under the plan.

     o    ELIMINATION OF AUTOMATIC DIRECTOR GRANTS. The Amended 1997 Plan
          eliminates a provision providing for the automatic grant of 9,000 stock options to each non-employee director. The Company believes that an automatic grant program hinders the flexibility of the Company to make director compensation decisions that are responsive to changes in market practice.

                                       11

     o    TECHNICAL CHANGES. The Amended 1997 Plan includes several changes designed to address modifications to the tax code and to accounting rules that have been adopted since the 1997 Plan was last amended in
          2004. Such changes include the addition of provisions intended to ensure that awards under the plan will not trigger any tax liability under Section 409A of the Internal Revenue Code, which was enacted in
          2004 and governs deferred compensation arrangements. Such changes also include the addition of a requirement that awards be adjusted to reflect certain types of equity restructurings such as stock splits;
          accounting guidance issued in 2006 provides that a non-mandatory adjustment clause of the type currently found in the 1997 Plan could trigger adverse accounting treatment upon award adjustments in connection with such equity restructurings. The scope and detail of the adjustment clause has also been expanded in order to more specifically address the types of adjustments that have been common in recent corporate transactions.

SUMMARY OF MATERIAL UNCHANGED PROVISIONS

The material provisions of the 1997 Plan that remain unchanged in the Amended
1997 Plan are described below.

HISTORY AND PURPOSE OF PLAN. The Board originally adopted and the stockholders approved the 1997 Plan prior to the completion of the Company's Offering in
1997, and the 1997 Plan was amended by the Board and stockholders in 2001 and
2004. The purpose of the 1997 Plan and the Amended 1997 Plan is to provide incentives to the directors, officers and key employees to grow and increase the profitability of the business of the Company, which will inure to the benefit of the stockholders of the Company.

TYPES OF AWARDS. The 1997 Plan authorizes the grant of stock options to acquire
Common Stock, with or without related SARs; Restricted Stock; and Stock Units.
Stock options may be incentive stock options ("ISOs") or non-qualified stock options ("NQOs"). On March 15, 2007, the closing price of a share of Common
Stock on the New York Stock Exchange was $6.98 per share.

SHARES AVAILABLE. The number of shares of Common Stock authorized under the 1997
Plan is currently 7,383,750. The number of shares of Common Stock subject to currently outstanding awards under the 1997 Plan is approximately 5,423,577, and there are approximately 763,730 additional shares of Common Stock currently available for future grants. The number of shares of Common Stock available is subject to adjustment in the event of stock splits, mergers, and other corporate transactions. The 1997 Plan contains a 500,000 share limit on the number of shares that may be subject to awards granted in any one fiscal year to any one individual, subject to adjustment in the event of stock splits, mergers, and other corporate transactions.

SOURCE OF SHARES. The 1997 Plan provides for the use of authorized but unissued shares of Common Stock or treasury shares. To the extent that treasury shares are not used, authorized but unissued shares of Common Stock of the Company have been reserved for issuance upon exercise of stock options or distribution of awards granted under the 1997 Plan. The Company has filed a registration statement covering the issuance of shares of Common Stock pursuant to the 1997
Plan.

ELIGIBLE PARTICIPANTS. All directors, officers, employees of, and consultants to the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the
Company and its subsidiaries and affiliates are eligible to receive awards under the 1997 Plan, except that consultants are not eligible to receive grants of
ISOs and non-employee directors are eligible to receive only NQOs, as described below, and Restricted Stock and Restricted Stock Units. As of December 31, 2006,
the Company had approximately 5,600 employees and six non-employee directors.

ADMINISTRATION. The Compensation Committee currently administers the 1997 Plan, approves the eligible participants who will receive awards under the 1997 Plan, determines the form and terms of such awards and has the power to determine vesting periods. Subject to certain limitations, the Compensation Committee may from time to time delegate some of its authority under the 1997 Plan. The
Compensation Committee has the power to interpret the 1997 Plan and to make all other determinations necessary or advisable for the plan's administration.

PERFORMANCE EXCEPTION. Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a "covered employee." A "covered employee" is currently defined as the company's chief executive officer and the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for the "performance-based compensation" exception
(the "Performance Exception"), including approval by stockholders of the material terms of the compensation. The 1997 Plan is designed so that stock options and SARs granted with an exercise price not less than

                                       12

the fair market value of the Common Stock on the date of grant, and awards designated as "Qualified Performance-Based Awards" (as defined in the 1997
Plan), that are made to covered employees will be considered performance-based and hence fully deductible. However, the Compensation Committee has the discretion to grant awards under the 1997 Plan to covered employees that will not qualify for the exemption from Section 162(m). Moreover, in the case of certain terminations where the existence of discretion to make payments without achievement of the performance criteria would not cause the award to fail to satisfy the Performance Exception (under current Internal Revenue Service guidance, these termination scenarios include death, disability, retirement, termination without cause, and constructive termination), Qualified
Performance-Based Awards may become payable even though the performance goals are not met, in which event the Qualified Performance-Based Awards will not be exempt from Section 162(m) and the Company may lose part or all of its tax deduction. Another requirement for Qualified Performance-Based Awards is that they be earned upon the achievement of objective performance goals based on stockholder-approved business criteria. The 1997 Plan provides for the following such criteria: earnings per share, return on equity, revenue growth, earnings before interest, taxes, depreciation and amortization (EBITDA), return on assets, return on invested capital, market capitalization, stock price appreciation, operating income, net income, free cash flow, repayment of debt, and strategic business goals relating to acquisitions.

STOCK OPTIONS. The exercise price of stock options granted under the 1997 Plan is determined by the Compensation Committee. See "Description of Amendments -
Exercise Price of Stock Options and Stock Appreciation Rights" above for a discussion of amendments relating to exercise price determination. The 1997 Plan prohibits repricing of stock options unless stockholder approval of the repricing is obtained. Specifically, stockholder approval is required for any action that decreases the exercise price of a stock option, cancels a stock option in conjunction with the grant of a new stock option or SAR with a lower exercise price, or would otherwise be treated as a "repricing" for accounting purposes. Stock options may not be exercised later than ten years after the date of grant.

The Compensation Committee determines the times at which a stock option may be exercised. The 1997 Plan contains general rules regarding the extent to which a stock option may be exercised following termination of service, which the
Compensation Committee may vary in its discretion, and which are overridden in certain cases as described below. These general rules are as follows:

     o    Retirement or permanent disability: stock options that were exercisable at the time of termination remain exercisable for one year or the remainder of their term, if shorter. Under the 1997 Plan, all stock options issued after March 30, 2004 provide for accelerated vesting upon an employee's retirement at or after age 65 or a director's retirement at or after age 72, unless the Compensation
          Committee determines otherwise at the time of grant;

     o    Death: in the case of death while in service, stock options that were exercisable at the time of death remain exercisable for one year or the remainder of their term, if shorter. In the case of death after termination of service, stock options that were still exercisable at the time of death remain exercisable for a minimum of an additional year or the remainder of their term, if shorter;

     o    Termination of service for cause: all stock options terminate immediately; and

     o    Other terminations of service: stock options that were exercisable at the time of termination remain exercisable for three months or the remainder of their term, if shorter.

SARS. A SAR permits a participant to receive, upon exercise, the excess of the value of a specified number of shares of Common Stock on the date of exercise over the exercise price of the SAR, paid in cash and/or shares of Common Stock, as determined by the Compensation Committee. The 1997 Plan permits the grant of
SARs in connection with stock options, and requires that any such SAR have the same essential economic terms as the related stock option. The 1997 Plan also permits the grant of SARs that are unrelated to stock options, with terms and conditions substantially similar to those permitted for stock options, including the term of the awards, exercise price, consequences of termination of employment, prohibitions on repricing, and limits on transferability.

RESTRICTED STOCK. The Compensation Committee may condition the grant or vesting of Restricted Stock on the attainment of certain performance goals and/or upon the participant's continued service with the Company or any of its subsidiaries or affiliates. Until any such goals and service requirements are met, the participant may not sell, transfer, assign or otherwise dispose of the
Restricted Stock. The participant generally has the right to vote Restricted
Stock and to receive cash dividends paid on it. However, the Compensation
Committee may determine that cash dividends will be deferred and reinvested in additional Restricted Stock, and that dividends payable in Common Stock be paid in Restricted Stock. Restricted Stock will generally be forfeited upon a termination of service prior to the vesting of the

                                       13

Restricted Stock, although the Compensation Committee may waive any remaining restrictions upon termination of service due to retirement or involuntary termination of service other than for cause.

STOCK UNITS. The 1997 Plan provides for the grant of "Stock Units," which represent the right to receive either a specified number of shares or a cash payment equal to the value of a specified number of shares. The vesting of Stock
Units may be based on the attainment of specified levels of one or more performance goals, or upon the continued service of the participant, or otherwise at the discretion of the Compensation Committee. Until any such goals and service requirements are met, the participant may not sell, transfer, assign or otherwise dispose of the Stock Units. At the end of the period with respect to which the goals and service requirements relate, the Compensation Committee will determine which Stock Units have been earned and will cause to be delivered to the participant a number of shares equal to the number of Stock Units deemed by the Compensation Committee to have been earned or cash equal to the fair market value of such shares. Stock Units will generally be forfeited if the participant's employment terminates before they vest, although the Compensation
Committee may waive this forfeiture upon the participant's retirement or involuntary termination of employment other than for cause. The Compensation
Committee may award dividend equivalents in connection with Stock Units. Unless otherwise provided by the Compensation Committee at the time of grant, upon a
Change in Control (as defined in the 1997 Plan), Stock Units will vest in full and be settled in accordance with the terms of the applicable Stock Units agreement.

QUALIFIED PERFORMANCE-BASED AWARDS. As noted above, the Compensation Committee may designate an award of Restricted Stock or Stock Units to a covered employee as a Qualified Performance-Based Award designed to satisfy the Performance
Exception, and condition the vesting of such award upon the attainment of specified levels of earnings per share and/or return on equity. The Compensation
Committee does not have the power to waive achievement of such goals, except upon the death or disability of the participant.

CHANGE IN CONTROL. The 1997 Plan provides that upon a Change in Control, unless otherwise determined by the Compensation Committee at the time of grant, all stock options, SARs and Restricted Stock immediately vest in full, and the
Compensation Committee may make any other adjustments it deems appropriate and consistent with the 1997 Plan's purposes. In addition, any participant whose employment terminates other than for cause during the year following a Change in
Control is guaranteed to have at least the lesser of a year or the remainder of the term of the stock options to exercise any stock options that he or she holds.

TERM; AMENDMENT. See "Description of Amendments - Extension of Term" above for a discussion of the term of the Amended 1997 Plan. The 1997 Plan may be amended or discontinued by the Board at any time, but no termination may impair the rights of any holders of then-outstanding awards without the consent of the affected participant. The Compensation Committee may amend the terms of any Award retroactively or prospectively, but it may not make an amendment that would (i)
cause a Qualified Performance-Based Award to fail to qualify for the Performance
Exception, (ii) cause an Award to cease to be exempt from the short-swing profit recovery rules of Section 16 of the Securities Exchange Act of 1934, or (iii)
impair the rights of the Award holder without the holder's consent.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS AND SARS

The federal income tax consequences to the Company and the participants of the grant and exercise of stock options and SARs, under present federal tax laws and regulations, are summarized below. The following discussion is intended only as a brief summary of such tax consequences, is not intended to be all-inclusive and, among other things, does not cover possible state, local or foreign tax consequences. It is not intended as tax advice to any participant or other individual.

GRANT OF STOCK OPTIONS AND SARS. A participant will not recognize any taxable income at the time a stock option or SAR is granted and the Company will not be entitled to a federal income tax deduction at that time.

NON-QUALIFIED STOCK OPTIONS. In general, a participant will not be subject to federal income tax upon the grant of an NQO. Upon the exercise of an NQO, the excess of the fair market value of the common stock on the date of exercise over the stock option exercise price will constitute taxable ordinary income to the participant on the date of exercise. The Company generally will be entitled to a deduction in the same year and amount that the ordinary income is recognized by the participant, subject in some cases to the limitations imposed by Sections
162(m) and 280G of the Internal Revenue Code. The participant's basis in the shares of common stock acquired upon exercise of an NQO will equal the total of the stock option exercise price paid plus the amount of taxable income recognized at the time of exercise. Any subsequent sale of the stock by the participant will be taxed as capital gain or loss to the participant and will be short-term or long-term capital gain or loss depending on how long the participant has held the stock at the time of sale.

                                       14

INCENTIVE STOCK OPTIONS. No ordinary income will be recognized by a participant holding an ISO at the time of exercise. However, the excess of the fair market value of the shares at the time of exercise over the stock option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" in the year of exercise. If the participant holds the shares for the greater of two years after the date the ISO was granted or one year after the acquisition of such shares, the difference between the amount realized upon disposition of the shares and the stock option exercise price will constitute long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition"
(including the use of the shares to exercise subsequent stock options) within two years after the date of grant or within one year after the date of exercise, the participant will realize taxable ordinary income in an amount equal to the lesser of: (1) the excess of the fair market value of the shares purchased at the time of exercise over the stock option exercise price; or (2) the amount realized in such sale, exchange or disqualifying disposition over the stock option exercise price. The Company will usually be entitled to a federal income tax deduction equal to such amount, subject in some cases to the limitations imposed by Sections 162(m) and 280G of the Internal Revenue Code. In addition, the participant may have short-term capital gain or loss equal to the difference, if any, between: (i) the amount realized upon disposition of the shares; and (ii) the sum of the stock option exercise price plus the amount of taxable ordinary income which the participant recognized.

STOCK APPRECIATION RIGHTS. Upon the exercise of a SAR, the participant will realize taxable ordinary income on the amount of cash received and/or the then current fair market value of the shares of common stock acquired, and the
Company will usually be entitled to a corresponding federal income tax deduction. The participant's basis in any shares of common stock acquired will be equal to the fair market value of the shares upon receipt. Upon any subsequent disposition, any gain or loss realized will be capital gain or loss, which will be short-term or long-term depending on how long the participant has held the stock at the time of sale. The Company generally will be entitled to a deduction in the same year and amount that the ordinary income is recognized by the participant, subject in some cases to the limitations imposed by Sections
162(m) and 280G of the Internal Revenue Code.

WITHHOLDING TAXES. Withholding taxes, based on the amount of taxable ordinary income recognized by the participant as described above, must be paid by such participant at the time of exercise of any NQO or SAR or settlement of restricted stock or restricted stock units prior to the delivery of shares.

LIMITATION ON DEDUCTIONS. Section 162(m) of the Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a
"covered employee." As explained above, the 1997 Plan is designed so that stock options, SARs, and Qualified Performance-Based Awards granted under the Plan to individuals subject to this limitation will satisfy the requirements for the
Performance Exception to the limitation, but, as further explained above, it is possible that in some cases, awards granted to covered employees may not qualify for the Performance Exception. See "Summary of Material Unchanged Provisions -
Performance Exception" above. Further, if awards vest or are paid on an accelerated basis upon a Change in Control or a subsequent termination of employment, some or all of the value of that payment or acceleration may be considered an "excess parachute payment" under Section 280G of the Code, which would result in the imposition of a 20 percent federal excise tax on the recipients of the excess parachute payments and loss of the Company's deduction for the excess parachute payments.

RECENT TAX LAW AFFECTING DEFERRED COMPENSATION. Section 409A of the Internal
Revenue Code, which was enacted as part of the American Jobs Creation Act in late 2004, substantially changed the federal income tax law applicable to non-qualified deferred compensation including certain equity-based compensation.
It is the intention of the Company that no awards under the Amended 1997 Plan be subject to Section 409A of the Internal Revenue Code, unless the Compensation
Committee specifically determines otherwise. The terms and conditions governing any awards that the Compensation Committee determines will be subject to Section
409A of the Internal Revenue Code will comply with Section 409A of the Internal
Revenue Code. See "Description of Amendments - Technical Changes" above, which notes that the amendments set forth in the Amended 1997 Plan include provisions intended to address Section 409A of the Internal Revenue Code.

GENERAL. Because the tax consequences to a participant may vary depending upon the participant's individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal and any state, local or foreign, tax consequences to the participant.

PLAN BENEFITS UNDER THE 1997 STOCK INCENTIVE PLAN

As discussed above, grants to employees under the 1997 Plan will be made in the discretion of the Compensation Committee and, accordingly, are not ascertainable at this time.

                                       15

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDED AND RESTATED
1997 STOCK INCENTIVE PLAN.

        ITEM III - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has appointed Grant Thornton LLP to serve as our independent registered public accounting firm to conduct the audit of the Company's books and records for the fiscal year ending December 30, 2007. The Audit Committee desires to obtain stockholder ratification of its appointment of Grant Thornton
LLP as its independent registered public accounting firm for the fiscal year ended December 30, 2007.

The Audit Committee is directly responsible for the appointment and retention of the Company's independent registered public accounting firm. The Company's
By-laws do not require that our stockholders ratify the appointment of our independent registered public accounting firm, and the Company is seeking such ratification because the Company believes it is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit
Committee will reconsider whether to retain Grant Thornton LLP, but may retain such firm as the Company's independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton LLP will attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR 2007.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

With respect to fiscal years 2006 and 2005, Grant Thornton LLP billed the
Company for the following professional services:

                                         Fiscal Year Ended
                        ------------------------------------------------------
                           December 31, 2006              December 25, 2005
                        -----------------------        -----------------------
   Audit Fees                  $1,461,640                    $1,500,000
   Audit Related Fees             129,854                       139,379
   Tax Fees                       129,500                        93,533
   All Other Fees                      --                            --

With respect to fiscal years 2006 and 2005, Ernst & Young LLP billed the Company for the following professional services:

                                         Fiscal Year Ended
                        ------------------------------------------------------
                           December 31, 2006              December 25, 2005
                        -----------------------        -----------------------
    Audit Fees             $           --                      $130,000
    Audit Related Fees            116,000                            --
    Tax Fees                           --                        25,032
    All Other Fees                     --                            --

"Audit Fees" are fees for professional services for the audit of the Company's
Consolidated Financial Statements, review of financial statements included in the Company's Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes employee benefit and compensation plan audits, due diligence related to mergers and acquisitions, attestations that are not required by statute or regulation, and consulting related to financial accounting or reporting standards.

                                       16

"Tax Fees" are fees for professional services with respect to tax compliance, advice, and planning. This includes review of tax returns for the Company and its consolidated subsidiaries, refund claims, payment planning, tax audit assistance, and tax work stemming from "audit related" matters.

"All Other Fees" are fees for other permissible work that does not meet the above category descriptions. The Audit Committee has considered whether the provision of permissible non-audit services is compatible with maintaining the independence of Grant Thornton LLP, and has determined that, in its opinion, they are compatible.

             AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with the SEC's policies regarding auditor independence, the Audit
Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, subject to certain de minimis exceptions. These services may include audit services, audit-related services, tax services and other services.

Pre-approval is generally provided for a period of up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit
Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has authorized Mr. Mumblow to pre-approve (subject to certain limitations)
additional non-prohibited services between meetings of the Audit Committee, although such pre-approvals are required to be reported by Mr. Mumblow to the
Audit Committee at its next regular meeting.

All work performed by Ernst & Young LLP and Grant Thornton LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other
Fees requiring pre-approval was pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee Charter and the Company's Audit Committee
Pre-Approval Policy, each of which is available on the Company's Website.

                             AUDIT COMMITTEE REPORT

The following report does not constitute "soliciting material" and should not be deemed "filed" or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference in such filing.

The Audit Committee of the Board, consisting solely of independent, non-management directors, assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

The Audit Committee operates under a written charter, a copy of which is available on the Company's Website. We review and reassess the Charter annually and recommend any changes to the Board for approval.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2006 financial statements with the Company's management and with Grant Thornton LLP ("GT"), the Company's independent registered public accounting firm. In addition, the Audit Committee has discussed with GT the matters required to be discussed by Statement on
Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from GT required by Independence Standards Board Standard Number 1,
Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent registered public accounting firm their independence from the Company and its management. The Audit Committee has also considered whether GT's provision of non-audit services to the Company is compatible with the independence of such firm.

Based on these reviews and discussions, the Audit Committee recommended to the
Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December
31, 2006, for filing with the SEC.

                                       17

Based on the Audit Committee's and management's assessment of the performance of
GT during the audit of the Company's financial statements for the fiscal year ending December 31, 2006, the Audit Committee recommended to the Board that GT be engaged as the Company's independent registered public accounting firm for fiscal year 2007.

                                           Respectfully submitted,

                                           Stephen P. Mumblow, Chairman
                                           James W. Hall
                                           Joseph A. Lawrence

                                       18

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION PHILOSOPHY

The objectives of the Company's executive compensation program are to: (1)
attract and retain executives with the skills critical to the long-term success of the Company; (2) motivate and reward individual and team performance in attaining business objectives and maximizing stockholder value; and (3) link a significant portion of compensation to appreciation in the price of the
Company's stock, so as to align the interests of the executive officers with those of the stockholders.

To meet these objectives, the total compensation program is designed to be competitive with the programs of other comparable media companies and to be fair and equitable to both the Company and the executives. Consideration is given to each executive's overall responsibilities, professional qualifications, business experience, job performance, technical expertise and career potential and the combined contribution of these factors to the Company's long-term performance and growth.

In making decisions, the Compensation Committee (the "Committee") compares each element of total compensation against a peer group, taking into account their relative size as compared to the Company, of publicly-traded media companies
(collectively, the "Compensation Peer Group"). The Compensation Peer Group,
which is periodically reviewed and updated at the Committee's direction, consists of companies against which the Committee believes the Company competes for talent and stockholder investment. The companies comprising the Compensation
Peer Group are:

Belo Corp.               Journal Communications, Inc.   Media General, Inc.
Dow Jones & Co. Inc.     Lee Enterprises Inc.           New York Times Co.
Gannett Co., Inc.        The McClatchy Company          The E.W. Scripps Company
Sun-Times Media Group

ADMINISTRATION

COMPENSATION COMMITTEE. The Committee, which is comprised entirely of independent directors, establishes the Company's compensation philosophy and oversees the compensation policies applicable to all employees and has specific responsibility for the compensation arrangements for the Company's Chief
Executive Officer, Chief Financial Officer and the other members of senior management (the "Executives"). It also has primary responsibility for administering the 1997 Stock Incentive Plan and the Executive Incentive
Compensation Plan. All matters of Executive compensation are reviewed and approved by the Committee. This includes approving the amounts of compensation and the timing of all grants. The Compensation Committee has access to compensation experts and has used The Ross Consulting Group ("RCG") to provide consulting services with respect to the Company's compensation practices.

COMPENSATION CONSULTANT. The Committee has engaged RCG upon the terms that the
Committee has negotiated with RCG to advise the Committee on certain compensation issues from time to time as discussed below. The assignments of the
Consultant are determined primarily by the Committee, although management may have input into these assignments. The Committee considers RCG to be independent based on the following factors:

     o    the Committee has the ability to hire and fire RCG,
     o    RCG receives substantially all of its assignments from the Committee
          with regard to executive compensation matters, and |X| RCG has
          performed only limited work for management and routinely reports this work to the Committee.

During 2006 the Committee engaged RCG to provide compensation consulting services to:

     o    Compile financial performance norms for the Company's peer group in the newspaper publishing business which were used by the Committee to analyze the Company's performance in connection with the peer group compensation data,
     o    Provide peer group compensation data to assist the Committee in establishing executive compensation for the CEO and recommending compensation for other executive officers that is competitive,
     o    Assist in formulation of a long-term incentive plan that incorporates equity awards based on performance measures to determine ultimate payouts, and
     o    Assist in the design of our annual incentive bonus program.

                                       19

ROLES OF EXECUTIVES IN ESTABLISHING COMPENSATION. The CEO plays a key role in determining executive compensation for the other executive officers. The CEO discusses his recommendations with the Committee, including his evaluation of the performance of the executives in arriving at his recommendations, which is based on his direct evaluation of such officers and/or the evaluations of the supervisors' reports of such officers when the officers do not report directly to the CEO. These recommendations are considered by the Committee, along with other relevant data from RCG, in determining its recommendations regarding the base salary for such executive officers.

EXECUTIVE COMPENSATION PROGRAM

The executive compensation program has three principal components: salary, short-term incentive compensation (annual bonus) and long-term incentive compensation, each of which is described below.

SALARY. Salary is determined by evaluating the responsibilities of the position held, the individual's past performance, potential, period of service at current salary level and the competitive marketplace for executive talent. In reviewing executive salaries, the Committee also considers market data provided by our compensation consultant. Salary levels are typically considered annually as part of the Company's performance review process, as well as upon a promotion or other change in job responsibility.

ANNUAL BONUS. In addition to salary, each executive officer is eligible to receive an annual bonus, which is linked to the operating and financial performance of the Company or the business unit for which he or she is responsible, or to both, as well as to individual performance goals. The
Committee believes that bonuses paid to these individuals, including those whose compensation is reported in the Summary Compensation Table, reflect the level of achievement for the performance goals established during 2006.

The Annual Incentive Compensation Plan (ICP) provides the short-term incentive compensation element of our compensation program. It is a cash-based performance incentive program designed to motivate and reward our executive officers and other key employees for their contributions in meeting Company goals and objectives. The ICP is an authorized incentive plan under the Executive
Incentive Compensation Plan ("EICP") which was approved by our stockholders in
2004 and which authorizes the Committee to approve and administer such incentive plans.

In February 2006, the Committee approved the metrics and performance weightings for the 2006 ICP. The payout of annual cash incentive compensation is based on attainment of these pre-established performance objectives. The incentive opportunities for the Executives for 2006 were as follows:

                             -- METRIC WEIGHTINGS --
                                  SAME-STORE        QUALITATIVE         MAXIMUM
EXECUTIVE         EBITDA            SALES               GOAL           POTENTIAL
R. Jelenic          33%              17%                50%             $750,000
J. Beck             67%              33%                 --              100,000
T. Rice             67%              33%                 --               75,000
A. Mailman          67%              33%                 --               60,000
E. Yocum            67%              33%                 --               50,000

The Committee determined in early 2007, after 2006 financial results were verified, that none of the pre-established quantitative metrics were achieved for 2006 and therefore no payments relating to the quantitative metrics were made to the Executives under the 2006 ICP. For 2006, 50% of Mr. Jelenic's incentive compensation was contingent on the successful development of a Board approved long-term strategic plan for the Company (the "Strategic Plan"). The
Committee determined that Mr. Jelenic's qualitative goal had been met and that he had earned a 2006 ICP payment of $375,000 resulting from the successful satisfaction of his qualitative goal.

In March of 2007, the Committee approved the metric and performance weightings for the 2007 ICP. The quantitative performance measures for 2007 will include an
EBITDA, Same-Store sales and Online revenue component. The Committee has set individual weightings for each of the performance criteria based upon each
Executive's ability to impact a particular measure. Mr. Jelenic will also have one-third of his potential incentive compensation contingent on the successful implementation of a management succession plan.

LONG-TERM INCENTIVE COMPENSATION. The purpose of long-term incentive awards, currently in the form of stock options grants, performance-based RSUs and RSUs, to members of the Company's senior management is to align the interests of these individuals with the interests of stockholders. All stock options are granted with an exercise price of at

                                       20

least 100 percent of Fair Market Value (as defined in the 1997 Plan) of the
Common Stock on the date of grant. Typically, our stock options vest, subject to certain change-of-control provisions of the 1997 Plan, over a five-year period in increments of 20 percent annually. In determining the number of options and stock units granted to an executive, the Committee bases its decision on an evaluation of the individual's past performance and potential to enhance stockholder value and on the relationship of equity and objective performance goals to the other components of his or her compensation. The 1997 Plan also provides for the grant of other forms of long-term awards including restricted stock and SARs.

During 2006, the Committee granted performance-based RSUs to the Executives under the 1997 Plan. No stock options were granted in 2006. Performance-based
RSUs represent a contingent share grant that is made at the beginning of a performance period. The RSUs granted to Mr. Jelenic and Ms. Beck for 2006 have a performance period of three years and are tied to how well the Company performs on total stockholder return as compared to the Russell 2000 index (50%
weighting) and a peer group index (50% weighting) consisting of Sun-Times Media
Group, The McClatchy Company, Media General Inc., Journal Communications, Inc.
and Lee Enterprises Inc. The RSUs granted to Mr. Rice, Mr. Mailman and Mr. Yocum in 2006 have performance criteria that will be measured at the end of 2008.
Payment is settled in shares of JRC Common Stock at the end of the period if we achieve certain pre-determined performance thresholds. For purposes of the 2006 awards of RSUs, the applicable performance criteria are based on a targeted
EBITDA amount. A portion of Mr. Rice's RSUs are not performance based and vest
50% on the second and third anniversary of the grant. If minimum performance for the respective criteria is not achieved, no shares are issued with respect to that portion of the grant and the award is forfeited. By utilizing performance-based RSUs, Executives are rewarded when the Company's long-term financial performance objectives are achieved.

DEFERRED COMPENSATION PLAN

Our 401(K) Excess/Deferred Compensation Plan (the "Deferred Plan") allows certain executives, including the Executives to voluntarily defer receipt of a portion of their base salary until the date or dates selected by the participant. Deferral elections are made by eligible executives prior to year-end for amounts to be earned the following year. Deferred amounts are credited with earnings or losses based on the rate of return of certain available mutual funds selected by the participants in the plan. For named executive officers, we match up to 10% of such officer's base salary that is deferred under the plan. For other participants, we match 75% up to 6% of such participant's base salary that is deferred under the plan.

The Deferred Plan is not funded by us, and participants have an unsecured contractual commitment from us to pay the amounts due. When such payments are due to employees, the cash will be distributed from our general assets.

We provide deferred compensation to permit our employees to save for retirement on a tax-deferred basis. The Deferred Plan permits them to do this while also receiving investment returns on deferred amounts, as described above. We believe this is important as a retention and recruitment tool as many of the companies with which we compete for executive talent provide a similar plan for their senior employees.

EXECUTIVE PERQUISITES

We provide our executive officers with perquisites that we believe are reasonable and competitive and otherwise consistent with our overall compensation philosophy. These perquisites may include the use of a Company owned car, home use of computer equipment, club memberships, and limited use of
Company aircraft. The incremental cost to the Company in providing these perquisites is described in the Summary Compensation Table on page 24.

DISCRETIONARY PAYMENTS

The Committee may approve, from time to time, cash and/or equity awards to
Executives outside of the regular annual review process for newly hired
Executives, promotions or to reward Executives for extraordinary performance.

CEO COMPENSATION

The base salary of the Chief Executive Officer ("CEO") is determined by the
Committee in a manner consistent with the base salary methodology stated above, subject to the required minimum set forth in Mr. Jelenic's Employment Agreement.
Specific consideration is given to the CEO's responsibilities and experience in the industry and the compensation of chief executive officers of comparable media companies. The annual bonus paid to the CEO is determined in accordance with a performance-based formula established pursuant to the Company's Executive
Incentive Compensation Plan, as approved by stockholders at the 2004 Annual
Meeting of Stockholders. In 2006, the CEO received the annual incentive bonus based upon the attainment of certain goals related to the Company's online

                                       21

initiatives set forth in the Strategic Plan. In recognition of Mr. Jelenic's performance and consistent with the Company's policy of providing a compensation program with a significant equity component, the Committee awarded Mr. Jelenic
70,000 RSUs during 2006, which vest upon the achievement of certain performance objectives described above.

EMPLOYMENT AND SEVERANCE AGREEMENTS

In September 2006, Mr. Jelenic and the Company restated the employment agreement between Mr. Jelenic and the Company (the "Agreement"). The Agreement provides that Mr. Jelenic shall be employed as the Company's Chairman and Chief Executive
Officer at an annual base salary of at least $950,000, and shall be eligible for annual performance-based bonus with a target amount not less than 30% of base salary. The current term of the Agreement expires on December 31, 2009. Unless notice of non-renewal is given, the term of the Agreement will be automatically extended on December 31 of each year so as to extend the termination date to a date that is three years from such December 31. However, the term of the
Agreement shall not extend beyond Mr. Jelenic's 65th birthday.

Under the Agreement, if the Company terminates Mr. Jelenic's employment other than for cause, death or disability or if he terminates employment for good reason (as defined in the Agreement), he is generally entitled to receive (i)
three times (a) his annual base salary plus (b) his average annual bonus (as defined in the Agreement); (ii) any accrued but unpaid compensation and a pro-rata bonus for the year of termination; (iii) continuation of his health and fringe benefits for three years following termination; (iv) a payment intended to compensate him for the value of the retirement plan benefits he would have received if he had continued to be employed by the Company for an additional three years; (v) outplacement benefits, not to exceed $50,000; (vi) the right to purchase his company car, computer, fax machine, and similar equipment for $1 each; (vii) transfer of any company-owned country club memberships; and (viii)
three years of continued secretarial support.

The Agreement further provides that unless Mr. Jelenic voluntarily terminates employment without good reason or is terminated for cause during the term of the
Agreement, he and his spouse will be entitled to lifetime welfare benefits from the Company following his termination of employment.

The Agreement also provides that Mr. Jelenic is generally entitled to receive a payment in an amount sufficient to make him whole for any golden parachute excise tax imposed upon him in connection with a change of control of the
Company.

Under the Agreement, if Mr. Jelenic terminates employment for good reason prior to a change of control, he will be subject to a one-year non-competition restriction.

On February 21, 2006, the Company entered into a Change of Control Employment
Agreement with Julie A. Beck, the Company's Senior Vice President and Chief
Financial Officer. Under this agreement, a change of control of the Company occurs when: (i) subject to certain limited exceptions, a third person or entity becomes the beneficial owner of 20 percent or more of the then-outstanding shares of Common Stock or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) current members of the Board of Directors (new members approved by the current members are treated as current members for this purpose) cease to constitute a majority of the Board of Directors, (iii) there is the occurrence of certain mergers or business combinations involving the Company, or (iv) the stockholders of the Company approve a complete liquidation or dissolution of the
Company.

Under the agreement, upon a change of control of the Company, a two-year employment contract between the Company and Ms. Beck becomes effective during which Ms. Beck is entitled to certain guaranteed levels of compensation and benefits, as well as to maintenance of her pre-change of control position, authority, duties, and responsibilities. If, during this three-year period (or, under certain limited circumstances, prior to a change of control of the Company but in connection therewith), the Company terminates Ms. Beck's employment
(other than for cause, death or disability) or Ms. Beck terminates employment for good reason (as defined in the agreement), Ms. Beck is entitled to receive
(i) two times (a) her annual base salary plus (b) her average annual bonus (as defined in the agreement); (ii) accrued but unpaid compensation and a pro-rata bonus for the year of termination; and (iii) continuation of her health and welfare benefits for two years. These payments and benefits will be reduced as necessary to avoid imposition of the federal excise tax on excess parachute payments, if such a reduction would place Ms. Beck in a better after-tax position than would receipt of all the payments and benefits.

TAX AND ACCOUNTING IMPLICATIONS

DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Code limits to $1 million in any one tax year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and four

                                       22

other most highly compensated employees unless the compensation satisfies the applicable requirements for the "performance-based compensation" exception.
Performance-based compensation must be linked to achievement of pre-established, objective performance goals under a plan approved by stockholders.

In order to reduce or eliminate the amount of compensation that would not qualify for a tax deduction, should the compensation of the CEO or any other executive officer exceed $1 million in any year, the Company's Executive
Incentive Compensation Plan was submitted to and approved by stockholders at the
Company's 2004 Annual Meeting of Stockholders, so that amounts earned thereunder by certain employees will qualify as performance-based.

NON-QUALIFIED DEFERRED COMPENSATION. On October 22, 2004, the American Jobs
Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1,
2005.

ACCOUNTING FOR STOCK-BASED COMPENSATION. Beginning on January 1, 2006, the
Company began accounting for stock-based payments in accordance with the requirements of FAS 123(R).

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consisted of Joseph A. Lawrence, John L. Vogelstein,
Burton B. Staniar and Laurna Godwin-Hutchinson during 2006. None of the members of the Compensation Committee during 2006, or as of the date of this proxy statement, is, or has been, an officer or employee of the Company or its subsidiaries.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this by reference therein.

The Compensation Committee has reviewed and discussed the Compensation
Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                           Respectfully submitted,

                                           Joseph A. Lawrence, Chairman
                                           Laurna Godwin-Hutchinson
                                           Burton B. Staniar
                                           John L. Vogelstein

                                       23

                           SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the named executive officers of the
Company (the "Named Executive Officers"), for the fiscal year ended December 31,
2006.

                                                                                               CHANGE
                                                                                             IN PENSION
                                                                                                VALUE &
                                                                              NON-EQUITY    NON-QUALIFIED
                                                                               INCENTIVE       DEFERRED      ALL OTHER
                                                         STOCK      OPTION       PLAN        COMPENSATION   COMPENSATION
     NAME AND                    SALARY     BONUS      AWARDS(1)   AWARDS(2)  COMPENSATION   (EARNINGS(4)     (5)(6)        TOTAL
PRINCIPAL POSITION     YEAR       ($)        ($)          ($)         ($)         ($)            ($)             ($)          ($)
------------------     ----     -------    -------     ---------   ---------  ------------  -------------   ------------   ---------

Robert M. Jelenic,     2006     969,000                                         375,000                        114,650     1,458,650
 Chairman & Chief
 Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
  Julie A. Beck,       2006     325,000     95,000                                                              83,566      503,566
    Senior Vice
   President and
  Chief Financial
    Officer(7)
------------------------------------------------------------------------------------------------------------------------------------
  Thomas E. Rice,      2006     305,000                                                                         32,520      337,520
    Senior Vice
    President,
    Operations
------------------------------------------------------------------------------------------------------------------------------------
 Allen J. Mailman      2006     232,500                                          12,500                         27,275      272,275
    Senior Vice
    President,
    Technology
------------------------------------------------------------------------------------------------------------------------------------
  Edward J. Yocum,     2006     168,750                                          10,500                         12,212      191,462
   Vice President
 General Counsel &
 Corp. Secretary(8)
------------------------------------------------------------------------------------------------------------------------------------
 Jean B. Clifton,      2006     295,800     46,750      504,910                                              3,002,828     3,850,288
Former President &
  Chief Operating
   Officer((9))
------------------------------------------------------------------------------------------------------------------------------------

(1)  Stock awards consist only of restricted stock units. Amounts shown do not reflect compensation actually received by the Named Executive Officer.
     Instead, the amounts shown are the compensation costs recognized by the
     Company in fiscal 2006 for stock awards as determined pursuant to FAS
     123(R). For accounting purposes, the Company estimates that none of the
     RSUs awarded to the Named Executive Officers in 2006 will vest as a result of the probability that the performance criteria relating thereto will not be attained. Ms. Clifton's RSUs vested pursuant to her employment agreement. These compensation costs reflect the value of stock awards as set forth under Note 5 of the Notes to Consolidated Financial Statements
     included in the Company's Annual Report on Form 10-K for fiscal 2006 filed with the SEC on March 16, 2007.

(2)  No option awards were granted by the Company in fiscal 2006.

(3)  Amounts consist of performance-based bonuses earned for services rendered in fiscal 2006. The bonuses were paid under the Executive Incentive
     Compensation Plan.

(4)  Amounts consist of above-market or preferential earnings during fiscal 2006 on compensation that was deferred in or prior to fiscal 2006 under the
     Company's 401(K) Excess/Deferred Compensation Plan (the "Deferred Plan").
     Amounts are also reported in the Non-qualified Deferred Compensation Table below under the column entitled "Aggregate Earnings in Last Fiscal Year."

(5)  The amount shown reflects for each Named Executive Officer: (i) matching contributions allocated by the Company to each of the Named Executive
     Officers pursuant to the Deferred Plan (Mr. Jelenic, $96,900; Ms. Beck,
     $32,500; Mr. Rice, $30,500; Mr. Mailman, $23,250; Mr. Yocum, $5,738 and Ms.
     Clifton, $29,580); and (ii) the value attributable to life insurance benefits provided by the Company (Mr. Jelenic, $11,622; Ms. Beck, $248; Mr.
     Rice, $2,020; Mr. Mailman, $942; Mr. Yocum, $105; and Ms. Clifton, $2,935).

(6)  The value attributable to personal use of Company-provided automobiles (Mr.
     Jelenic, $3,892; Ms. Beck, $819; Mr. Rice, $0; Mr. Mailman, $3,083; Mr.
     Yocum, $6,369;; and Ms. Clifton, $5,992) and corporate aircraft (each as calculated in accordance with Internal Revenue Service guidelines) are included as compensation on the W-2 of Named Executive Officers who receive such benefits. Each such Named Executive Officer is responsible for paying income tax on such amount. The aggregate incremental cost of Mr. Jelenic's personal use of corporate aircraft ($2,236) is based on the variable operating costs to the Company of such travel, including fuel costs, landing fees, hangar fees and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilot salaries and the cost of the aircraft lease are excluded.

(7)  Ms. Beck joined the Company in January 2006. Ms. Beck's Bonus calculation includes $50,000 guaranteed bonus pursuant to an offer letter and a new hire bonus payment of $45,000. Ms. Beck's All Other Compensation calculation includes a $50,000 relocation allowance.

(8)  Mr. Yocum joined the Company in April 2006.

(9)  Ms. Clifton resigned from the Company as an officer and director on June
     30, 2006. In accordance with Ms. Clifton's separation agreement and the termination of her Employment Agreement, the Company paid Ms. Clifton cash severance of $2.9 million, which payment was deferred until January 2, 2007 pursuant to Section 409A of the Code.

                                       24

                           GRANTS OF PLAN-BASED AWARDS
                       FISCAL YEAR ENDED DECEMBER 31, 2006.

                           Estimated Future Payouts           Estimated Future            All
                               Under Non-Equity             Payouts Under Equity         Other                               Grant
                                 Incentive Plan                Incentive Plan            Stock     All Other                 Date
                                   Awards(1)                       Awards(2)            Awards:     Option      Exercise     Fair
                           ------------------------         --------------------        Number      Awards:      or Base    Value of
                                                                                          of       Number of      Price      Stock
                         Threshold   Target    Maximum   Threshold   Target   Maximum   Shares     Securities      of         and
                           ($)        ($)        ($)         (#)       (#)      (#)     of Stock   Underlying    Option      Option
                Grant                                                                   or Units    Options      Awards      Awards
Name             Date                                                                     (#)         (#)        ($/Sh)       ($)

------------------------------------------------------------------------------------------------------------------------------------
R. Jelenic     06/01/06                                    17,500    35,000   70,000                                         696,500
                 N/A                 750,000   750,000
------------------------------------------------------------------------------------------------------------------------------------
J. Beck        01/13/06                                    15,000    15,000   15,000
               06/01/06                                     3,750     7,500   15,000                                         372,300
                 N/A                 100,000   100,000
------------------------------------------------------------------------------------------------------------------------------------
T. Rice        06/01/06                                     5,000     5,000    7,500                                          74,625
                 N/A                  75,000    75,000
------------------------------------------------------------------------------------------------------------------------------------
A. Mailman     06/01/06                                     1,750     3,500    7,000                                          69,650
                 N/A                  60,000    60,000
------------------------------------------------------------------------------------------------------------------------------------
E. Yocum       06/01/06                                     1,250     2,500    5,000                                          49,750
                 N/A                  50,000    50,000
------------------------------------------------------------------------------------------------------------------------------------
J.   Clifton   07/21/06               56,000
                 N/A

(1)  Represents potential payouts under the EICP as discussed in the CD&A above.
(2)  Represents RSUs issued under the 1997 Plan as discussed in the CD&A above.
     Dividends (without compounding) accrue on these RSUs and are subject to the same vesting provisions as the RSUs. Dividends are paid on the RSUs when the awards are paid out at the dividend rate applicable to all outstanding shares of Common Stock as though the recipient held the shares for the period of time beginning on the date of award. Dividends are paid in cash.

                                       25

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                    Option Awards (1)                                     Stock Awards (2)
                                                                                                                       Equity
                                                                                                           Equity     Incentive
                                          Equity                                                          Incentive     Plan
                                         Incentive                                                          Plan       Awards:
                                           Plan                                                            Awards:    Market or
                                          Awards:                                  Number      Market     Number of     Payout
                                           Number                                    of       Value of    Unearned     Value of
            Number of     Number of          of                                    Shares     Shares or   Shares,      Unearned
           Securities    Securities      Securities                               or Units    Units of    Units or      Shares,
           Underlying    Underlying      Underlying                               of Stock      Stock       Other       Units or
           Unexercised   Unexercised     Unexercised     Option       Option        That         That    Rights That  Other rights
           Options (#)    Options (#)     Unearned      Exercise    Expiration    Have Not     Have Not    Have Not     That Have
Name       Exercisable   Unexercisable   Options (#)     Price ($)     Date       Vested (#)  Vested ($)  Vested (#)  not Vested ($)
------------------------------------------------------------------------------------------------------------------------------------

R. Jelenic   110,000                                     16.9500      5/19/15                              105,000      766,500
             100,000                                     19.4000      5/19/14
             210,000                                     17.5500      5/01/13
             250,000                                     21.6700      50/1/12
             245,000                                     15.8250      5/01/11
             320,000                                     14.6250      5/01/10
             320,000                                     14.7188      5/03/09
             320,000                                     22.5000      5/01/08
             322,917                                     21.0000      5/20/07

------------------------------------------------------------------------------------------------------------------------------------
J. Beck                                                                                                    30,000       219,000
------------------------------------------------------------------------------------------------------------------------------------
T. Rice       15,000                                     16.9500      5/19/15                              12,500(3)     91,250
              18,000                                     19.4000      5/19/14
              24,000                                     17.5500      5/01/13
              24,000                                     21.6700      5/01/12
              24,000                                     15.8250      5/01/11
              24,000                                     14.6250      5/01/11
              24,000                                     14.7188      5/03/09
              24,000                                     22.5000      5/01/08
              26,237                                     21.0000      5/20/07
              26,237                                     14.0000      5/20/07
------------------------------------------------------------------------------------------------------------------------------------
A. Mailman    10,000                                     16.9500      5/19/15                               11,250       82,125
              15,000                                     19.4000      5/19/14
              16,000                                     17.5500      5/01/14
              16,000                                     21.6700      5/01/12
              16,000                                     15.8250      5/01/11
              25,000                                     14.6250      5/01/10
              25,000                                     14.7188      5/03/09
              25,000                                     22.5000      5/01/08
              28,255                                     21.0000      5/20/07

------------------------------------------------------------------------------------------------------------------------------------
E. Yocum                                                                                                     5,000       36,500
------------------------------------------------------------------------------------------------------------------------------------
J. Clifton    60,000                                     16.9500      7/01/09
              60,000                                     19.4000      7/01/09
             115,000                                     17.5500      7/01/09
             135,000                                     21.6700      7/01/09
             130,000                                     15.8250      7/01/09
             160,000                                     14.6250      7/01/09
             160,000                                     14.7188      5/03/09
             160,000                                     22.5000      5/01/08
             161,458                                     21.0000      5/20/07

(1)  All outstanding stock options were vested as of October 27, 2005.

(2)  RSUs for Mr. Jelenic and Ms. Beck vest dependent on the attainment of certain total stockholder return criteria relative to certain pre-established benchmark indices over a three-year period. Other
     Restricted Stock Units vest upon the achievement of certain pre-established financial performance goals measured at the end of 2008.

(3)  Of Mr. Rice's 12,500 RSUs, 5,000 are time-vested and will vest on the second and third anniversary of their grant.

                                       26

                        OPTION EXERCISES AND STOCK VESTED

None of the Company's named executive officers exercised any stock options during the fiscal year ended December 31, 2006.

                                         OPTION AWARDS                              STOCK AWARDS
                             NUMBER OF SHARES                           NUMBER OF SHARES
                               ACQUIRED ON        VALUE REALIZED ON        ACQUIRED ON         VALUE REALIZED ON
       NAME                    EXERCISE (#)          EXERCISE ($)          VESTING (#)            VESTING ($)
       ---------------------------------------------------------------------------------------------------------

       R. Jelenic
       ---------------------------------------------------------------------------------------------------------
       J. Beck
       ---------------------------------------------------------------------------------------------------------
       T. Rice
       ---------------------------------------------------------------------------------------------------------
       A. Mailman
       ---------------------------------------------------------------------------------------------------------
       E. Yocum
       ---------------------------------------------------------------------------------------------------------
       J. Clifton                                                              56,000(1)            504,910

(1)  Pursuant to a separation agreement with Ms. Clifton, effective upon her execution and non-revocation of a release of claims in the Company's favor, she was granted 35,000 unrestricted shares and 21,000 RSUs held by her were vested and settled in shares.

                                PENSION BENEFITS

SEC regulations state that we must disclose information in this proxy statement, in a tabular format, regarding any plans that provide for retirement payments or benefits other than defined contribution plans. Our Named Executive Officers do not participate in any such benefit plans. As a result, we have omitted this table.

                       NON-QUALIFIED DEFERRED COMPENSATION

Pursuant to the Company's 401(K) Excess/Deferred Compensation Plan (the
"Deferred Plan"), certain executives, including named executive officers, may voluntarily defer receipt of a portion of his or her base salary until the date or dates selected by the participant. Deferral elections are made by eligible executives prior to year-end for amounts to be earned in the following year.
Deferred amounts are credited with earnings or losses based on the rate of return of certain available mutual funds selected by the participants in the plan.

                          EXECUTIVE           REGISTRANT           AGGREGATE           AGGREGATE       AGGREGATE BALANCE
                       CONTRIBUTIONS IN    CONTRIBUTIONS IN     EARNINGS IN LAST      WITHDRAWALS/      AT LAST FYE ($)
NAME                     LAST FY ($)        LAST FY(1) ($)           FY ($)        DISTRIBUTIONS ($)
------------------------------------------------------------------------------------------------------------------------

R. Jelenic                 101,900               96,900              100,645                                1,091,308
------------------------------------------------------------------------------------------------------------------------
J. Beck                     32,500               32,500                4,198                                   69,198
------------------------------------------------------------------------------------------------------------------------
T. Rice                     30,500               30,500               23,136                                  267,301
------------------------------------------------------------------------------------------------------------------------
A. Mailman                  28,250               28,250               21,686                                  174,556
------------------------------------------------------------------------------------------------------------------------
E. Yocum                     6,750                5,738                  140                                   12,628
------------------------------------------------------------------------------------------------------------------------
J. Clifton                  29,580               29,580               93,816                                  742,406

(1)  Reflects Company matching contributions to the Deferred Plan. For Named
     Executive Officers, the Company matches up to 10% of such officers' base salary that is deferred under the Deferred Plan.

                                       27

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the executives in the event of a termination of employment or a change of control of the Company. The following tables describe the potential payments upon termination or a change of control of the Company, to Robert M. Jelenic, the Company's Chief Executive
Officer and Julie A. Beck, the Company's Chief Financial Officer assuming that such termination was effective as of December 31, 2006. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company. The other Executives of the Company do not have Employment
Agreements or Change of Control Agreements. Unvested RSUs would vest on a change of control under the terms of the 1997 Plan for each of the executives.

                                ROBERT M. JELENIC

                                                                       Involuntary
                                                                         Not for
                                                                        Cause or          For
    Executive Benefit         Voluntary       Early        Normal      Good Reason       Cause
Payments upon Termination     Termination   Retirement   Retirement   Termination(1)  Termination   Change-of-Control(1)
-------------------------     -----------   ----------   ----------   --------------  -----------   --------------------

Compensation:
   Base Salary                                                          $2,907,000                       $2,907,000
------------------------------------------------------------------------------------------------------------------------
   Short-term incentive                                                  1,225,000                        1,225,000
------------------------------------------------------------------------------------------------------------------------
   Long-term incentive
------------------------------------------------------------------------------------------------------------------------
   Restricted Share Units(2)                                               766,500                          766,500
------------------------------------------------------------------------------------------------------------------------
Benefits and Perquisites:
   Company Match                                                           290,700                          290,700
------------------------------------------------------------------------------------------------------------------------
   Post Retirement
   Health Care                                            $579,000         579,000                          579,000
------------------------------------------------------------------------------------------------------------------------
   Life Insurance Proceeds
------------------------------------------------------------------------------------------------------------------------
   Disability Benefits
------------------------------------------------------------------------------------------------------------------------
   Accrued Vacation Pay         $149,077     $149,077      149,077         149,077                          149,077
------------------------------------------------------------------------------------------------------------------------
   Club Membership                                                          63,600                           63,600
------------------------------------------------------------------------------------------------------------------------
   Company Car                                                             105,685                          105,685
------------------------------------------------------------------------------------------------------------------------
   Office & Secretarial
   Service                                                 104,500         104,500                          104,500
------------------------------------------------------------------------------------------------------------------------
Outplacement                                                                50,000                           50,000
------------------------------------------------------------------------------------------------------------------------
Tax Gross-Up                                                                                              1,493,566
------------------------------------------------------------------------------------------------------------------------
         TOTAL                  $149,077     $149,077     $832,577      $6,241,062         $0            $7,734,628

(1)  In the event of termination due to any of these reasons, Mr. Jelenic's employment agreement provides that he shall be paid (i) three times (a) his annual base salary plus (b) the average of annual bonuses for the last three years, (ii) accrued but unpaid compensation and a pro-rata bonus for the year of termination, (iii) continuation of his health benefits and benefits under any excess or supplemental retirement plan in which Mr.
     Jelenic participated at the time, (iv) accrued vacation pay, (v) the right to purchase for nominal value his Company car, club memberships and home office equipment, and (vi) continued secretarial support.

(2)  All unvested RSUs vest on a Change-of-Control under the terms of the 1997
     Plan.

                                  JULIE A. BECK

                                                                              Change-of-Control
Executive Benefit Payments        Voluntary        Early         Normal        Not for Cause         For Cause
     upon Termination           Termination      Retirement     Retirement     Termination(1)        Termination
     ----------------           -----------      ----------     ----------     --------------        -----------

Compensation:
   Base Salary                                                                    $650,000
----------------------------------------------------------------------------------------------------------------
   Short-term incentive                                                            100,000
----------------------------------------------------------------------------------------------------------------
   Long-term incentive
----------------------------------------------------------------------------------------------------------------
   Restricted Share Units(2)                                                       219,000
----------------------------------------------------------------------------------------------------------------
Benefits and Perquisites:
   Company Match
----------------------------------------------------------------------------------------------------------------
   Post Retirement
   Health Care                                                                      21,490
----------------------------------------------------------------------------------------------------------------
   Life Insurance Proceeds
----------------------------------------------------------------------------------------------------------------
   Disability Benefits
----------------------------------------------------------------------------------------------------------------
   Accrued Vacation Pay                                                             37,500
----------------------------------------------------------------------------------------------------------------
         TOTAL                       $0               $0            $0          $1,027,990               $0
----------------------------------------------------------------------------------------------------------------

(1)  In the event of a Not for Cause or For Good Reason Termination within two years following a Change-of-Control, Ms. Beck's Change-of-Control employment agreement provides that she shall be paid (i) two times (a) her annual base salary plus (b) the average of annual bonuses for the last two years, (ii) accrued but unpaid compensation and a pro-rata bonus for the year of termination, (iii) continuation of her health benefits for two years, and (iv) accrued vacation pay.

(2)  All unvested RSUs vest on a Change-of-Control under the terms of the 1997
     Plan.

Jean B. Clifton resigned as the Company's President and Chief Operating Officer
and as a director of the Company effective June 30, 2006. In connection with her resignation, the Company entered into a non-competition, consulting

                                       28

and release agreement and a letter agreement with Ms. Clifton (the "Separation
Agreements"). Under the Separation Agreements, Ms. Clifton received a payment of
$2,806,865 representing three years of base salary, bonus and Company matching contributions to qualified and non-qualified defined contribution plans and a pro-rated bonus for 2006. Ms. Clifton continues to provide consulting services to the Company under the consulting provisions of the Separation Agreements.

                              DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In 2006, the non-employee directors received an annual cash retainer fee of $25,000 per year, which is pro-rated for partial year service. Committee members receive an additional annual fee of $2,500 for each Committee served, except for Audit
Committee members, who receive $10,000. Committee chairpersons receive an additional annual fee of $5,000, except for the Audit Committee chair, who receives an additional $15,000. The Lead Director, if not a Committee chairperson, also receives an additional annual fee of $5,000. All directors are reimbursed for all reasonable expenses incurred in connection with their service as Board members. Independent directors also currently receive annual grants of
RSUs; each independent director received 2,000 RSUs following the 2006 annual meeting. We expect to grant our independent directors annual RSUs equal to a market value on the date of the award of approximately $25,000. Board members are reimbursed for their travel expenses incurred in connection with attendance at Board and Committee meetings. These amounts are not included in the table below. Directors who are employees of the Company receive no compensation for their service as directors.

                  2006 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

                                                                                      Change in
                                                                                       Pension
                                                                       Non-Equity     Value/Non-
                       Annual                   Stock                   Incentive      Qualified
                        Board      Committee   Awards(1)    Option         Plan      Deferred Comp    All Other
      Director       Retainer ($)   Fees ($)      ($)      Awards ($)  Compensation     Earnings    Compensation   Total ($)
----------------------------------------------------------------------------------------------------------------------------

L. G-Hutchinson(2)      25,000       2,825     22,145                                                                49,970
----------------------------------------------------------------------------------------------------------------------------
J. W. Hall              25,000      17,500     22,145                                                                64,645
----------------------------------------------------------------------------------------------------------------------------
J. A. Lawrence          25,000      17,500     22,145                                                                64,645
----------------------------------------------------------------------------------------------------------------------------
S. P. Mumblow           25,000      25,000     22,145                                                                72,145
----------------------------------------------------------------------------------------------------------------------------
B. B. Staniar           25,000       5,000     22,145                                                                52,145
----------------------------------------------------------------------------------------------------------------------------
J. L. Vogelstein(3)     25,000      10,000     22,145                                                                57,145
----------------------------------------------------------------------------------------------------------------------------
E. M. Cook(4)           12,500       5,000     10,480                                                                27,980
----------------------------------------------------------------------------------------------------------------------------
       TOTAL          $162,500     $82,825    $143,350                                                             $388,675

(1)  Directors' RSUs vest monthly over the twelve-months following the award date. Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS123(R). Dividends are paid on the RSUs when the awards are paid out at the dividend rate applicable to all outstanding shares of
     JRC Common Stock as though the recipient held the shares for the period of time beginning on the date of award. Dividends are paid in cash.

(2)  Ms. Godwin-Hutchinson was appointed to the Compensation Committee at the
     October 17, 2006 Board of Directors Meeting and received a pro-rated
     Compensation Committee fee.

(3)  Mr. Vogelstein is the Board's Lead Director.

(4)  Mr. Cook did not stand for re-election at the 2006 Annual Meeting. Amounts reflect pro-rated fees earned through the Annual Meeting.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As a general matter, the Company seeks to avoid related party transactions. The
Audit Committee is given oversight responsibility with respect to compliance with the Company's Code of Business Conduct and Ethics (the "Code of Conduct").
Under the Code of Conduct, directors, officers and employees are prohibited from engaging in any activity that would create a conflict of interest and are required to disclose any potential or actual conflicts of interest involving him or her. The Board of Directors review and approve all related party transactions for which approval is required under applicable law, including SEC and NYSE rules. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company's proxy statement. The Company's policies and procedures (the
"Policy") for the review and approval of related party transactions are in writing and have been approved by the Audit Committee of the Board. No transaction has been entered into that does not comply with the Policy.

                                       29

                                OTHER INFORMATION

If you have questions or need more information about the Annual Meeting, call
215-504-4200, or write to:

                         Corporate Secretary
                         Journal Register Company
                         790 Township Line Road, Suite 300
                         Yardley, PA 19067

Whether or not you plan to attend the Annual Meeting, mark, sign, date and promptly return your completed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                            By Order of the Board of Directors,

                                            Edward J. Yocum, Jr.
                                            Vice President, General Counsel
                                            & Corporate Secretary

                                       30

                                                                      APPENDIX A

                            JOURNAL REGISTER COMPANY

                 AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

SECTION 1.  Purpose; Definitions.
            --------------------

     The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers, other employees, directors and consultants and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the
Corporation's businesses and increases in shareholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     a. "Affiliate" means a corporation or other entity controlled by the
Corporation and designated by the Committee from time to time as such.

     b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock
award, or Stock Unit award.

     c. "Board" means the Board of Directors of the Corporation.

     d. "Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2)
dishonesty in the course of fulfilling a participant's employment duties or (3)
willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

     e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     f. "Commission" means the Securities and Exchange Commission or any successor agency.

     g. "Committee" means the Committee referred to in Section 2.

     h. "Common Stock" means common stock, par value $.01 per share, of the
Corporation.

     i. "Corporation" means Journal Register Company, a Delaware corporation.

     j. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock or Stock Units by the Committee who is or may be a
"covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Stock Units are expected to be taxable to such participant.

     k. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

     l. "Early Retirement" means retirement from active employment with the
Corporation or a subsidiary or Affiliate thereof pursuant to the early retirement provisions of the applicable pension plan of such employer.

     m. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     n. "Fair Market Value" means, as of any given date, the closing price of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common
Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     o. "Free-Standing SAR" has the meaning set forth in Section 5.

     p. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     q. "Non-Employee Director" means a member of the Board who qualifies as a
Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the
Commission under the Exchange Act, or any successor definition adopted by the
Commission.

     r. "Non-Qualified Stock Option" means any Stock Option that is not an
Incentive Stock Option.

     s. "Normal Retirement" means (i) in the case of employees of the
Corporation or its Affiliates, retirement from active employment with the
Corporation or a subsidiary or Affiliate thereof at or after age 65, or (ii) in the case of non-employee directors of the Corporation, retirement from service as a director upon or after attainment of age 72.

     t. "Qualified Performance-Based Award" means an Award of Restricted Stock or Stock Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee"
within the meaning of Section 162(m)(3) of the Code in the year in which the
Corporation would expect to be able to claim a tax deduction with respect to such Restricted Stock or Stock Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

     u. "Performance Goals" means performance goals established by the Committee in connection with the grant of Restricted Stock or Stock Units. In the case of
Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures:
earnings per share, return on equity, revenue growth, earnings before interest, taxes, depreciation and amortization (EBITDA), return on assets, return on invested capital, market capitalization, stock price appreciation, operating income, net income, free cash flow, repayment of debt and strategic business goals relating to acquisitions, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

     v. "Plan" means this Journal Register Company Amended and Restated 1997
Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     w. "Restricted Stock" means an award granted under Section 6.

     x. "Retirement" means Normal Retirement or Early Retirement.

     y. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     z. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section
162(m)(4)(C) of the Code.

     aa. "Stock Appreciation Right" has the meaning set forth in Section 5.

     bb. "Stock Option" has the meaning set forth in Section 5.

     cc. "Stock Unit Period" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Stock Units are to be earned.

     dd. "Stock Units" means an award granted under Section 7, representing the right to receive a specified number of shares of Common Stock, a cash value equal to the value thereof, or a combination of both, in settlement thereof.

     ee. "Tandem SAR" has the meaning set forth in Section 5.

     ff. "Termination of Employment" means (i) in the case of a participant who is an employee of the Corporation or any of subsidiaries or Affiliates, the participant's ceasing to be employed by the Corporation and its subsidiaries and
Affiliates, unless immediately thereafter, the participant is a non-employee director or a consultant to the Corporation or any of its subsidiaries or
Affiliates; (ii) in the case of a participant who is a consultant to the

                                       A2

Corporation or any of subsidiaries or Affiliates, the participant's ceasing to be such a consultant, unless immediately thereafter, the participant is a non-employee director or an employee of the Corporation or any of its subsidiaries or Affiliates; and (iii) in the case of a participant who is a non-employee director, the participant's ceasing to be a member of the Board, unless immediately thereafter, the participant is an employee of or consultant to the Corporation or any of its subsidiaries or Affiliates. A participant employed by or serving as a consultant to a subsidiary or an Affiliate of the
Corporation shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant is not, immediately thereafter, a non-employee director or an employee of or consultant to the Corporation or another subsidiary or Affiliate of the Corporation. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the
Corporation and its subsidiaries and Affiliates shall not be considered
Terminations of Employment.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  Administration.
            --------------

     The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the
"Committee"), which shall be composed of not less than two Non-Employee
Directors, each of whom shall be an "outside director" for purposes of Section
162(m)(4) of the Code and an "independent director" under the Corporate
Governance rules of the New York Stock Exchange, and shall be appointed by and serve at the pleasure of the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates and other persons eligible to receive Awards hereunder.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

         a. To select the persons to whom Awards may from time to time be granted;

     b. To determine whether and to what extent Incentive Stock Options,
Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and
Stock Units or any combination thereof are to be granted hereunder;

     c. To determine the number of shares of Common Stock to be covered by each
Award granted hereunder;

     d. To determine the terms and conditions of any Award granted hereunder
(including, but not limited to, the exercise price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate)
and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     e. To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals;
provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the
Performance Goals associated therewith;

     f. To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

     g. To determine under what circumstances an Award may be settled in cash or
Common Stock under Sections 5(j) and 7(b)(iv), and to determine under what circumstances a Stock Appreciation Right may be settled in cash or Common Stock.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the
Plan and any Award issued under the Plan (and any agreement relating thereto)
and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) subject to applicable law, delegate to an officer of the Corporation the authority to make decisions pursuant to
Section 5 (except to the extent that the grant or exercise of such authority would cause any Award or transaction to

                                       A3

become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a
Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption) and (ii) authorize any one or more of their members or any officer of the Corporation to execute and deliver documents on behalf of the Committee. Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any
Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

     Any authority granted to the Committee may also be exercised by the full
Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under)
the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the
Committee, the Board action shall control.

SECTION 3.  Common Stock Subject to Plan.
            ----------------------------

     The total number of shares of Common Stock reserved and available for grant under the Plan shall, subject to the third paragraph of this Section 3, equal the sum of (x) the number of shares of Common Stock that are, as of May 6, 2007, available for issuance under such plan and not subject to outstanding awards under such plan, plus (y) any shares of Common Stock subject to outstanding stock options under the Plan which, subsequent to expiration of such plan, terminate or expire unexercised and any shares of Common Stock subject to stock units under the Plan which, subsequent to expiration of such plan, are forfeited or settled for cash. No participant may be granted Awards covering in excess of
500,000 shares of Common Stock in any fiscal year, subject to the third paragraph of this Section 3. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     If any shares of Restricted Stock are forfeited, or if any Stock Option
(and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, or if any
Stock Units are forfeited or settled for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the
Plan.

     In the event of a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Corporation (each a "Share Change"), or a merger, amalgamation, consolidation, acquisition of property or shares, separation, spinoff, other distribution of stock or property (including any extraordinary cash or stock dividend), reorganization, stock rights offering, liquidation, disaffiliation of a subsidiary or division, or similar event affecting the Corporation or any of its subsidiaries (each, a "Corporate Transaction"), the Committee may (in the case of Share Changes, shall) make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares of
Common Stock or other securities reserved for issuance and delivery under the
Plan, (B) the maximum annual limitation on grants to any individual, (C) the number and kind of Shares or other securities subject to outstanding Awards, and
(D) the exercise price of outstanding Stock Options and Stock Appreciation
Rights. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of a Stock Option or Stock
Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Transaction over the exercise price of such Stock
Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Corporation and securities of entities other than the
Corporation) for the shares of Common Stock subject to outstanding Awards; and
(3) in connection with any disaffiliation of a subsidiary or division, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Corporation and securities of entities other than the
Corporation), by the affected subsidiary or division or by the entity that controls such subsidiary or division following such disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Corporation securities). Notwithstanding the foregoing: (i) any adjustments made pursuant to this paragraph to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to this paragraph to Awards that are not considered "deferred compensation" subject

                                       A4

to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to
Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, the Committee shall not have the authority to make any adjustments pursuant to this paragraph to the extent the existence of such authority would cause an Award that is not intended to be subject to
Section 409A of the Code on the date of grant to be subject thereto.

SECTION 4.  Eligibility.
            -----------

         Directors, officers, employees and consultants of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan;
provided, that, consultants and non-employee directors shall not be eligible for grants of Incentive Stock Options.

SECTION 5.  Stock Options and Stock Appreciation Rights.
            -------------------------------------------

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and
Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Appreciation
Rights may be "Tandem SARs," which are granted in conjunction with a Stock
Option, or "Freestanding SARs," which are not granted in conjunction with a
Stock Option. Tandem SARs may be granted in conjunction with all or part of any
Stock Option granted under the Plan. In the case of a Non-Qualified Stock
Option, Tandem SARs may be granted either at or after the time of grant of such
Stock Option. In the case of an Incentive Stock Option, Tandem SARs may be granted only at the time of grant of such Stock Option. A Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. Upon the exercise of a Stock Appreciation Right, the participant shall be entitled to receive an amount in cash, shares of Common
Stock, or both, with the Committee having the right to determine the form of payment, in value equal to the product of (x) the excess of the Fair Market
Value of one share of Common Stock over the exercise price of the applicable
Stock Appreciation Right, multiplied by (y) the number of shares of Common Stock in respect of which the Stock Appreciation Right has been exercised.

     The Committee shall have the authority to grant any participant Incentive
Stock Options, Non-Qualified Stock Options, both types of Stock Options (in each case with or without Tandem SARs), and/or Free Standing SARs; provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of
Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock
Option.

     Stock Options and Stock Appreciation Rights shall be evidenced by Award agreements, the terms and provisions of which may differ. Any such agreement shall indicate on its face whether it is intended to be an agreement for an
Incentive Stock Option, a Non-Qualified Stock Option, or a Stock Appreciation
Right. The grant of a Stock Option or Stock Appreciation Right shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option or Stock Appreciation Right, determines the number of shares of Common Stock to be subject to such Stock Option or Stock
Appreciation Right to be granted to such individual and specifies the terms and provisions of the Stock Option or Stock Appreciation Right. The Corporation
shall notify a participant of any grant of a Stock Option or Stock Appreciation
Right, and a written Award agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

     Stock Options and Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     a. Exercise Price. The exercise price per share of Common Stock under a
Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the Award agreement, and shall not be less than the Fair Market
Value of the Common Stock subject to such Stock Option or Stock Appreciation
Right on the date of grant. The exercise price of a Tandem SAR must be equal to the exercise price of the related Stock Option.

     b. Term. The term of each Stock Option or Stock Appreciation Right shall be fixed by the Committee, but no Incentive Stock Option (or related Tandem SAR)
shall be exercisable more than 10 years after the date the Stock Option is granted.

                                       A5

     c. Exercisability. Except as otherwise provided herein, Stock Options and
Freestanding SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Tandem SARs shall be exercisable only at such time or times and to the extent that the Stock
Options to which they relate are exercisable in accordance with the provisions of this Section 5. If the Committee provides that any Stock Option or Stock
Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option or Stock Appreciation
Right.

     d. Method of Exercise. Subject to the provisions of this Section 5, Stock
Options and Freestanding SARs may be exercised by a participant, in whole or in part, at any time during the applicable term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock with respect to which such Stock Option or Freestanding SAR is being exercised. A
Tandem SAR may be exercised by a participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee, and Stock Options so surrendered shall no longer be exercisable to the extent the related Tandem SARs have been exercised. Upon the exercise of a Tandem SAR, the Stock Option or portion thereof to which such Tandem SAR is related shall be deemed to have been exercised for purposes of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the
Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

     In the case of exercise of a Stock Option, notice of exercise shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the
Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the
Common Stock subject to the Stock Option (based on the Fair Market Value of the
Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common
Stock subject to the Stock Option may be authorized only at the time the Stock
Option is granted.

     In the discretion of the Committee, subject to applicable law, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

     No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the
Corporation holding the class or series of Common Stock that is subject to such
Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

     e. Nontransferability. No Stock Option or Freestanding SAR shall be transferable by a participant other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Non-Qualified Stock Option or
Freestanding SAR, as otherwise expressly permitted under the applicable Award agreement or by the Committee, including, if so permitted, pursuant to a gift to the applicable participant's family, whether directly or indirectly or by means of a trust or partnership or otherwise. Tandem SARs shall be transferable only to permitted transferees of the related Stock Option in accordance with this
Section 5(e). Stock Options and Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the participant, the guardian or legal representative of the participant, or any person to whom a Stock Option or
Stock Appreciation Right is transferred pursuant to the preceding two sentences, it being understood that the term "holder," "optionee," and "participant"
include such guardian, legal representative and other transferee.

     f. Termination by Death. Unless otherwise determined by the Committee, if a participant's employment terminates by reason of death, any Stock Option or
Stock Appreciation Right held by such participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the applicable Award agreement) from the date of such

                                       A6

death or until the expiration of the stated term of such Stock Option or Stock
Appreciation Right, whichever period is the shorter.

     g. Termination by Reason of Disability. Unless otherwise determined by the
Committee, if a participant's employment terminates by reason of Disability, any
Stock Option or Stock Appreciation Right held by such participant may thereafter be exercised by the participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the applicable Award agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option or Stock
Appreciation Right, whichever period is the shorter; provided, however, that if the participant dies within such period, any unexercised Stock Option or Stock
Appreciation Right held by such participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option or
Stock Appreciation Right, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     h. Termination by Reason of Retirement. Unless otherwise determined by the
Committee at the time of grant: (A) if a participant incurs a Termination of
Employment by reason of Normal Retirement, any Stock Option or Stock
Appreciation Right held by such participant that was granted subsequent to March
30, 2004 shall, to the extent unexercisable as of such Termination of
Employment, vest in full and become exercisable upon such Termination of
Employment; and (B) if a participant incurs a Termination of Employment by reason of Retirement, any Stock Option or Stock Appreciation Right may
thereafter be exercised by the participant, to the extent it was exercisable at the time of such Retirement (including under clause (A) of this sentence if applicable) or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the applicable Award agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option or Stock
Appreciation Right, whichever period is the shorter; provided, however, that if the participant dies within such period any unexercised Stock Option or Stock
Appreciation Right held by such participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option or
Stock Appreciation Right, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     i. Other Termination. Unless otherwise determined by the Committee and subject to Section 9(a)(ii): (A) if a participant incurs a Termination of
Employment for Cause, all Stock Options or Stock Appreciation Rights held by such participant shall thereupon terminate; and (B) if a participant incurs a
Termination of Employment for any reason other than death, Disability,
Retirement, or for Cause, any Stock Option or Stock Appreciation Right held by such participant, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock
Option's or Stock Appreciation Right's term; provided, however, that if the participant dies within such three-month period, any unexercised Stock Option or
Stock Appreciation Right held by such participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock
Option or Stock Appreciation Right, whichever period is the shorter. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section
422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified
Stock Option.

     j. Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of
Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the exercise price times the number of shares of Common
Stock for which the Option is being exercised on the effective date of such cash-out.

SECTION 6.  Restricted Stock.
            ----------------

     a. Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the directors, officers, employees and consultants to whom and

                                       A7

the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6(c).

     b. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Journal Register Company Amended and Restated 1997
          Stock Incentive Plan and a Restricted Stock Agreement. Copies of such
          Plan and Agreement are on file at the offices of Journal Register
          Company, 790 Township Line Road, Yardley, Pennsylvania, 19067."

     The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     c. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          i. The Committee may, prior to or at the time of grant, designate an
     Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such
     Restricted Stock Award upon attainment of Performance Goals of the type applicable to Qualified Performance-Based Awards. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based
     Award, it may condition the settlement thereof upon the attainment of
     Performance Goals and/or upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted
     Stock Awards (including without limitation any applicable Performance
     Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a -------- ------- Qualified
     Performance-Based Award, the applicable Performance Goals have been satisfied.

          ii. Subject to the provisions of the Plan and the Restricted Stock
     Agreement referred to in Section 6(c)(vii), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii)
     the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by law, the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the exercise price for Stock Options.

          iii. Except as provided in this paragraph (iii) and Sections 6(c)(i)
     and 6(c)(ii) and the Restricted Stock Agreement, the participant shall have, with respect to shares of Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 11(f) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted
     Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and
     (B) dividends payable in Common Stock shall be paid in the form of
     Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted
     Stock, or held subject to meeting Performance Goals applicable only to dividends.

          iv. Except to the extent otherwise provided in the applicable
     Restricted Stock Agreement and Sections 6(c)(i), 6(c)(ii), 6(c)(v), and
     9(a)(iii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

                                       A8

          v. In the event that a participant incurs a Termination of Employment, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals, except under circumstances where the reason for Termination of Employment is such that the existence of discretion so to waive such goals would not cause the Award to fail to satisfy the requirements for qualification as a Qualified Performance
     -Based Award) with respect to any or all of such participant's shares of
     Restricted Stock.

          vi. If and when any applicable Performance Goals are satisfied and the
     Restriction Period expires without a prior forfeiture of the Restricted
     Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

          vii. Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 7.  Stock Units.
            -----------

     a. Administration. Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers, employees and consultants to whom and the time or times at which Stock
Units shall be awarded, the number of Stock Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Stock Unit Period and any other terms and conditions of the Award, in addition to those contained in Section
7(b).

     b. Terms and Conditions. Stock Unit Awards shall be subject to the following terms and conditions:

          i. The Committee may, prior to or at the time of the grant, designate
     Stock Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon attainment of Performance Goals of the type applicable to Qualified Performance-Based Awards (and may additionally condition settlement upon continued service requirements). If the Committee does not designate Stock Units as Qualified Performance-Based
     Awards, it may condition the settlement thereof upon the attainment of
     Performance Goals and/or upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable
     Performance Goals) need not be the same with respect to each recipient.
     Subject to the provisions of the Plan and the Stock Units Agreement referred to in Section 7(b)(vi), Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Stock Unit Period.

          ii. Except to the extent otherwise provided in the applicable Stock
     Unit Agreement and Section 7(b)(iii), upon a participant's Termination of
     Employment for any reason during the Stock Unit Period or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Stock Units shall be forfeited by the participant.

          iii. In the event that a participant incurs a Termination of
     Employment, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Stock Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals, except under circumstances where the reason for the Termination of Employment is such that the existence of discretion so to waive such goals would not cause the Award to fail to satisfy the requirements for qualification as a Qualified Performance-Based
     Award).

          iv. At the expiration of the Stock Unit Period, the Committee shall evaluate the Corporation's performance in light of any Performance Goals for such Award, and shall determine the number of Stock Units granted to the participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Stock Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant, as the Committee shall elect (subject to any deferral on terms consistent with Section 11(d).

          v. If so determined by the Committee in the applicable Stock Unit
     Agreement and subject to Section 11(f), the participant may be provided with the right to receive dividend equivalent payments with respect to
     Stock Units, which may be payable in cash or shares of Common Stock in connection with the

                                       A9

     settlement of the underlying Stock Units or on such other terms and conditions as the Committee may determine.

          vi. Each Stock Unit Award shall be confirmed by, and be subject to, the terms of a Stock Unit Agreement.

SECTION 8.  Term, Amendment and Termination.
            -------------------------------

     The Plan will terminate 10 years after the effective date of the Plan.
Under the Plan, Awards outstanding as of the date of such termination shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a participant under an Award theretofore granted without the participant's consent, except such an amendment made to cause the Plan to qualify for any exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section
162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3. Notwithstanding the foregoing, in no event may any Stock Option or Stock Appreciation Right be amended to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Stock
Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes, as a
"repricing" of such Stock Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Corporation's stockholders or is taken pursuant to the third paragraph of Section 3.

     Notwithstanding the above provisions, the Board shall have authority to amend the Plan and Awards without participant consent to take into account changes in law and tax and accounting rules as well as other similar developments.

SECTION 9.  Change in Control.
            -----------------

     a. Impact of Event. Notwithstanding any other provision of the Plan to the contrary, other than Section 9(c), in the event of a Change in Control:

          i. any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested (unless the award to the specific individual provides otherwise);

          ii. if the holder of a Stock Option or Stock Appreciation Right incurs a Termination of Employment for any reason other than for Cause within one year after the Change in Control, such Stock Option or Stock Appreciation
     Right shall remain exercisable for not less than the lesser of one year or the balance of its term;

          iii. the restrictions and deferral limitations applicable to any
     Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

          iv. all Stock Units shall be considered to be earned and payable in full, any deferral or other restriction on such Stock Units shall lapse, and such Stock Units shall be settled as promptly as is practicable in the form set forth in the applicable Award Agreement; and

          v. the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     b. Definition of Change in Control. A "Change in Control" shall mean the happening of any of the following events:

                                      A10

          i. the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of
     1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (B)
     the combined voting power of the then-outstanding voting securities of the
     Corporation entitled to vote generally in the election of directors (the
     "Outstanding Company Voting Securities"); provided, however, that, for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the
     Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the
     Corporation or any Affiliate or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 9(b); or

          ii. individuals who, as of March 27, 2001, constitute the Board (the
     "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to March 27, 2001 whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board;
     but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          iii. consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the
     Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding
     Company Common Stock and the Outstanding Company Voting Securities
     immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the
     Outstanding Company Voting Securities, as the case may be, (B) no Person
     (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business
     Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          iv. the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     c. The foregoing provisions of this Section 13 shall not apply to an Award if and to the extent so provided by the Committee at the time of grant and, in such case, specified in such grant agreement. Additionally, notwithstanding the foregoing provisions of this Section 9, if any Stock Unit Award is subject to
Section 409A of the Code, this Section 9 shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section
11(d).

SECTION 10.  Unfunded Status of Plan.
             -----------------------

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the
Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded status of the Plan.

                                      A11

SECTION 11.  General Provisions.
             ------------------

     a. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the
Committee deems appropriate to reflect any restriction on transfer.

     Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

     (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

     (2) Any registration or other qualification of such shares of the
Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

     (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     b. Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     c. Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the
Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

     d. It is the intention of the Corporation that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a
Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code.

     e. No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the
Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its
Affiliates shall, to the extent permitted by law, have the right to deduct any such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     f. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, or of dividend equivalents on Stock Units that must be settled in shares of Common Stock, shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment
(taking into account then outstanding Stock Options and other Awards).

     g. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

     h. In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or

                                      A12

understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the
Committee pursuant to the provisions of the Plan.

     i. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 12.  Effective Date of Plan.
             ----------------------

     The Plan shall be effective as of the date it is approved by at least a majority of the outstanding shares of Common Stock of the Corporation.

                                      A13

                            JOURNAL REGISTER COMPANY
              790 TOWNSHIP LINE ROAD, SUITE 300, YARDLEY, PA 19067
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                             April 2, 2007

To the Stockholders of Journal Register Company:

         The Annual Meeting of Stockholders of Journal Register Company, a
Delaware corporation, will be held on Wednesday, May 2, 2007, at 11:00 a.m., local time, at our corporate offices, 790 Township Line Road, Suite 300,
Yardley, Pennsylvania, for the following purposes:

         1)    to elect three Class A directors to hold office until the 2010
               Annual Meeting of Stockholders;

         2)    approve the amended and restated 1997 Stock Incentive Plan;

         3)    to ratify the appointment of Grant Thornton LLP as the
               independent registered public accounting firm for the Company for fiscal year 2007; and

         4)    to transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 20,
2007 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the 2007 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. A list of such stockholders will be available on May 2, 2007 and during ordinary business hours for ten days prior to the meeting at the offices of the Company at 790 Township
Line Road, Suite 300, Yardley, Pennsylvania 19067 for inspection by any stockholder for any purpose germane to the meeting.

                                             By Order of the Board of Directors,

                                             Edward J. Yocum, Jr.
                                             Vice President, General Counsel
                                             & Corporate Secretary

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             WEDNESDAY, MAY 2, 2007
                             11:00 A.M. EASTERN TIME
                        790 TOWNSHIP LINE ROAD, SUITE 300
                           YARDLEY, PENNSYLVANIA 19067

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints ROBERT M. JELENIC, JULIE A. BECK and EDWARD J.
YOCUM as Proxy, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Journal
Register Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 2, 2007 and at any adjournment or postponement thereof, as indicated on the reverse side.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1, 2 and 3 and in the discretion of the proxy holders as to any other matter which may properly be presented at the Annual
Meeting or any adjournments or postponements thereof.

(Continued, and to be signed and dated, on the reverse side.)

                                                  JOURNAL REGISTER COMPANY
                                                  P.O. BOX 11164
                                                  NEW YORK, NY 10203-0164

                                ADMISSION TICKET
                            JOURNAL REGISTER COMPANY
            ANNUAL MEETING OF STOCKHOLDERS, MAY 2, 2007 AT 11:00 A.M.
                       790 TOWNSHIP LINE ROAD, SUITE 300,
                           YARDLEY, PENNSYLVANIA 19067
                             ADMITS ONE STOCKHOLDER

                                   DIRECTIONS:

From Philadelphia:

     Take Interstate 95 North to the Newtown/Yardley Exit #49. Turn left at the top of ramp onto 332 West. Make left at second light on to Stoney Hill
     Road. Stoney Hill Road becomes Township Line Road. Go about 0.8 of a mile, through one traffic light and make left into complex. We are located in the center of the complex, building number 790. Parking is provided at both the front and the rear entrances of the building. Proceed to the third floor.

From New York:

     Take the New Jersey Turnpike South to Interstate 195 West (Exit 7A). Follow
     I-195 West to Pennsylvania I-95 South. Follow I-95 South to the
     Newtown/Yardley Exit #49. Turn right at the top of ramp onto 332 West. Make left at first light on to Stoney Hill Road. Stoney Hill Road becomes
     Township Line Road. Go about 0.8 of a mile, through one traffic light and make left into complex. We are located in the center of the complex, building number 790. Parking is provided at both the front and rear entrances of the building. Proceed to the third floor.

                             DETATCH PROXY CARD HERE

--------------------------------------------------------------------------------
                                                    - - -
         (PLEASE SIGN, DATE AND
        RETURN THIS PROXY CARD IN               [X]
         THE ENCLOSED ENVELOPE.)       VOTES MUST BE INDICATED
                                      (X) IN BLACK OR BLUE INK.

1.   ELECTION OF CLASS A DIRECTORS.

FOR all nominees        WITHHOLD AUTHORITY to vote for [ ] Exception * [ ]
posted below      [ ]   all nominees

Nominees:     Burton B. Staniar, James W. Hall, Stephen P. Mumblow

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           -------------------------------------------

2.   Proposal to Approve the Amended and Restated         FOR  AGAINST  ABSTAIN
     1997 Stock Incentive Plan                            [ ]    [ ]      [ ]

3. Proposal to ratify the appointment of Grant Thornton   FOR  AGAINST  ABSTAIN
LLP as independent registered public accounting firm      [ ]    [ ]      [ ]
for 2007.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

To change your address, please mark this box.    [ ]
To include any comments, please mark this box..  [ ]

---------------------------------------------
 SCAN LINE
---------------------------------------------

The signature on the Proxy should correspond exactly with stockholder's name as printed to the left in the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardians should give their full title.

-----------------------------------         ------------------------
 Date     Share Owner sign here                Co-Owner sign here